1999 AMENDED AND RESTATED
                                 LOAN AGREEMENT

                                      among

                             WASHINGTON HOMES, INC.
                       WASHINGTON HOMES, INC. OF VIRGINIA
                            DESIGNED CONTRACTS, INC.
                            HOUSING-HOME SALES, INC.
                     CONDOMINIUM COMMUNITY (QUAIL RUN), INC.
                    CONDOMINIUM COMMUNITY (LARGO TOWN), INC.
                                ALL SEASONS, INC.
                             CONSULTANTS CORPORATION
                           THE SOUTHAMPTON CORPORATION
                             WESTMINSTER HOMES, INC.
                       WESTMINSTER HOMES (CHARLOTTE), INC.
                      WESTMINSTER HOMES OF TENNESSEE, INC.
                           PRESTON GRANDE HOMES, INC.
                               WH PROPERTIES, INC.

                         (collectively, the "Borrowers")

           The Lenders Who Are or May Become a Party To This Agreement
                          (collectively, the "Lenders")

                       FIRST UNION CAPITAL MARKETS CORP.,
              as Administrative Agent for the Lenders and Arranger
                            ("Administrative Agent")

                                       and

                           FIRST UNION NATIONAL BANK,
             as Collateral Agent for the Lenders and Issuing Lender
                              ("Collateral Agent")



                          $120,000,000 CREDIT FACILITY



                        Dated as of September ____, 1999

                                TABLE OF CONTENTS

SECTION                                                                                                          PAGE
-------                                                                                                          ----
STATEMENT OF PURPOSE..............................................................................................1

     I.    DEFINITIONS............................................................................................1
            1.1    Definitions....................................................................................1
            1.2    General.......................................................................................20
            1.3    Other Definitions and Provisions..............................................................20
                   (a)   Use of Capitalized Terms................................................................20
                   (b)   Miscellaneous...........................................................................20

     II.   REVOLVING CREDIT FACILITY.............................................................................21
            2.1    Revolving Loans...............................................................................21
            2.2    Procedures for Advances of Revolving Credit...................................................21
                   (a)   Borrowing Base Report and Notice of Borrowing...........................................21
                   (b)   Adjustments in Borrowing Base...........................................................22
                   (c)   Funding Procedure.......................................................................23
            2.3    Repayment of Revolving Loans..................................................................24
                   (a)   Repayment on Revolving Credit Maturity Date.............................................24
                   (b)   Certain Payments........................................................................24
                   (c)   Mandatory Prepayment of Revolving Loans.................................................24
                   (d)   Mandatory Prepayments in the Ordinary Course of the Borrowers' Business.................24
                   (e)   Voluntary Prepayments...................................................................25
                   (f)   Application of Payments.................................................................25
                   (g)   Prepayment Procedures...................................................................25
            2.4    Revolving Credit Notes........................................................................25
            2.5    Permanent Reduction of Revolving Credit Commitment............................................26
            2.6    Revolving Credit Maturity Date Extension......................................................26

     III.  L/C FACILITY..........................................................................................27
            3.1    L/C Commitment................................................................................27
            3.2    Procedure for Issuance of Letters of Credit...................................................27
            3.3    Commissions and Other Charges.................................................................28
            3.4    L/C Participations............................................................................28
            3.5    Reimbursement Obligation of the Borrowers.....................................................29
            3.6    Obligations Absolute..........................................................................29
            3.7    Effect of Application and Letter of Credit Agreement..........................................30
            3.8    Resignation of the Issuing Lender, Successor Issuing Lender...................................30

     IV.   TERM LOAN FACILITY....................................................................................31
            4.1    Term Loan.....................................................................................31
            4.2    Permanent Reduction of Term Loan Commitment...................................................31
            4.3    Procedures for Advances of Term Loan..........................................................31
                   (a)   Requests for Term Loan Borrowing........................................................31

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

SECTION                                                                                                          PAGE
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
                   (b)   Funding Procedure.......................................................................32
            4.4    Repayment of Term Loan........................................................................32
            4.5    Prepayment of Term Loan.......................................................................32
                   (a)   Voluntary Prepayments...................................................................32
                   (b)   Prepayment Procedures...................................................................33
                   (c)   No Reborrowing of Term Loan.............................................................33
            4.6    Term Loan Maturity Date Extension.............................................................33
            4.7    Term Notes....................................................................................34

     V.    GENERAL LOAN PROVISIONS...............................................................................34
            5.1    Interest......................................................................................34
                   (a)   Interest on Revolving Loans.............................................................34
                   (b)   Interest on Term Loan...................................................................34
                   (c)   Late Charges; Post-Default Interest.....................................................34
                   (d)   Interest Payment and Computation........................................................35
                   (e)   Maximum Rate............................................................................35
            5.2    Loan Fees.....................................................................................35
                   (a)   Term Loan Commitment Fee................................................................35
                   (b)   Term Loan Draw Fee......................................................................35
                   (c)   Term Loan Extension Fee.................................................................36
                   (d)   Annual Revolving Loan Fee...............................................................36
                   (e)   Administrative Agent's and Other Fees...................................................36
            5.3    Manner of Payments............................................................................36
            5.4    Crediting of Payments and Proceeds............................................................37
            5.5    Adjustments...................................................................................37
            5.6    Nature of Obligations of Lenders Regarding Extensions of Credit, Assumption
                    by the Administrative Agent..................................................................38
            5.7    Changed Circumstances.........................................................................38
                   (a)   Circumstances Affecting LIBOR Rate Availability.........................................38
                   (b)   Laws Affecting LIBOR Rate Availability..................................................39
                   (c)   Increased Costs.........................................................................39
            5.8    Indemnity.....................................................................................40
            5.9    Capital Requirements..........................................................................40
            5.10   Taxes.........................................................................................41
                   (a)   Payments Free and Clear.................................................................41
                   (b)   Stamp and Other Taxes...................................................................41
                   (c)   Indemnity...............................................................................41
                   (d)   Evidence of Payment.....................................................................42
                   (e)   Delivery of Tax Forms...................................................................42
                   (f)   Survival................................................................................42
            5.11   Security......................................................................................42

     VI.   CONDITIONS OF CLOSING AND BORROWING...................................................................43
            6.1    Conditions to Closing and Initial Extensions of Credit........................................43
                   (a)   Executed Loan Documents.................................................................43
                   (b)   Closing Certificates; etc...............................................................43

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

SECTION                                                                                                          PAGE
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
                   (c)   Borrowing Base Assets...................................................................44
                   (d)   Financial Matters.......................................................................44
                   (e)   Consents; Defaults......................................................................45
                   (f)   Miscellaneous...........................................................................45
                   (g)   Refinancing.............................................................................46
            6.2    Conditions to All Extensions of Credit........................................................46
                   (a)   Continuation of Representations and Warranties..........................................46
                   (b)   No Existing Default.....................................................................46
                   (c)   Payment of Loan Fees....................................................................46
                   (d)   Inspections.............................................................................46
                   (e)   Title Insurance.........................................................................47
                   (f)   Material Adverse Change.................................................................48
                   (g)   Contracts of Sale.......................................................................48
                   (h)   Approved Contracts......................................................................48
            6.3    Conditions for Additional Lots and Subdivisions...............................................48
                   (a)   Additional Lots in Approved Subdivision.................................................48
                   (b)   Approval of Proposed Subdivision........................................................48
                   (c)   Joinder of New Borrower.................................................................50
                   (d)   Mortgage on Property Not in an Approved Subdivision.....................................50
                   (e)   Delivery of Original Recorded Documents.................................................50
            6.4    Conditions to Revolving Loans for Construction of Units.......................................50
                   (a)   Certificate of Compliance Inspector.....................................................50
                   (b)   Notice of Borrowing.....................................................................51
                   (c)   Insurance...............................................................................51
            6.5    Hedging Agreement.............................................................................51

     VII.   REPRESENTATIONS AND WARRANTIES.......................................................................51
            7.1    Existence, Etc................................................................................51
            7.2    Financial Condition...........................................................................51
            7.3    Litigation....................................................................................52
            7.4    No Breach.....................................................................................52
            7.5    Authority.....................................................................................52
            7.6    Approval......................................................................................52
            7.7    Employee Benefit Plans........................................................................52
            7.8    Taxes, Etc....................................................................................52
            7.9    Structure and Ownership of the Borrowers......................................................53
            7.10   Principal Place of Business...................................................................53
            7.11   Ownership of Collateral.......................................................................53
            7.12   Year 2000.....................................................................................53
            7.13   Existing Loan Documents.......................................................................53
            7.14   Released Borrowers............................................................................53
            7.15   Survival......................................................................................53

     VIII.  COVENANTS OF THE BORROWERS...........................................................................54
            8.1    Financial Statements, Etc.....................................................................54
            8.2    Disposition of Assets.........................................................................55

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

SECTION                                                                                                          PAGE
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
            8.3    Existence, Etc................................................................................55
            8.4    Liens.........................................................................................55
            8.5    Use of the Credit Facility....................................................................55
            8.6    Access........................................................................................55
            8.7    Leases........................................................................................55
            8.8    Quality of Work: Changes; Etc.................................................................56
            8.9    Insurance.....................................................................................56
                   (a)   Types of Insurance......................................................................56
                   (b)   Policy Requirements.....................................................................56
                   (c)   Failure to Maintain Insurance...........................................................57
                   (d)   Casualty Loss and Application of Insurance Proceeds.....................................57
                   (e)   Application of Insurance Proceeds After Event of Default................................57
                   (f)   Insurance After Foreclosure.............................................................58
            8.10   Year 2000 Compatibility.......................................................................58
            8.11   Other Documents...............................................................................58
            8.12   Notice of Changes in Registration Statements..................................................58
            8.13   Amendments to Charters........................................................................58
            8.14   Hedging Agreements............................................................................58
            8.15   Additional Debt...............................................................................59
                   (a)   Acquisition Debt........................................................................59
                   (b)   Unsecured Debt..........................................................................60

     IX.   FINANCIAL COVENANTS...................................................................................60
            9.1    Liquidity.....................................................................................60
            9.2    Consolidated Tangible Net Worth...............................................................60
            9.3    Interest Coverage Ratio.......................................................................60
            9.4    Total Debt to Consolidated Tangible Net Worth Ratio...........................................60
            9.5    Land Under Development/Net Tangible Assets Ratio..............................................60
            9.6    Current Debt Ratio............................................................................61
            9.7    Loan to Value Ratio...........................................................................61
            9.8    Restricted Payments...........................................................................61
            9.9    Joint Ventures................................................................................61
            9.10   Senior Notes..................................................................................61
            9.11   Financial Covenant Calculations...............................................................61
            9.13   Appraisals....................................................................................61

     X.    EVENTS OF DEFAULT AND REMEDIES........................................................................62
            10.1   Events of Default.............................................................................62
                   (a)   Default in Payment of Obligations.......................................................62
                   (b)   Default in Payment of Other Debts of Lenders............................................62
                   (c)   Misrepresentation.......................................................................62
                   (d)   Default in Performance of Covenants.....................................................62
                   (e)   Voluntary Bankruptcy Proceeding.........................................................62
                   (f)   Involuntary Bankruptcy Proceeding.......................................................63
                   (g)   Dissolution.............................................................................63

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

SECTION                                                                                                          PAGE
-------                                                                                                          ----
                   (h)   Default Under Other Liens or Encumbrances Affecting Borrowing Base Assets...............63
                   (i)   Debt in Breach of Financial Covenants...................................................63
                   (j)   Default Under Senior Notes..............................................................63
            10.2   Remedies......................................................................................63
                   (a)   Acceleration; Termination of Facilities.................................................63
                   (b)   Letters of Credit.......................................................................64
                   (c)   Rights of Collection....................................................................64
            10.3   Rights and Remedies Cumulative; Non-Waiver; etc...............................................64
            10.4   Defaults Affecting Borrowing Base Assets......................................................64

     XI.   THE AGENTS............................................................................................65
            11.1   Appointment...................................................................................65
            11.2   Delegation of Duties..........................................................................65
            11.3   Exculpatory Provisions........................................................................65
            11.4   Reliance by the Agents........................................................................66
            11.5   Notice of Default.............................................................................66
            11.6   Non-Reliance on the Agents and Other Lenders..................................................66
            11.7   Indemnification...............................................................................67
            11.8   The Agents in Its Individual Capacity.........................................................67
            11.9   Resignation of the Agents, Successor Agents...................................................68
            11.10  Effect of Article on Borrowers................................................................68

     XII.  MISCELLANEOUS.........................................................................................68
            12.1   Notices.......................................................................................68
                   (a)   Method of Communication.................................................................68
                   (b)   Addresses for Notices...................................................................68
                   (c)   Administrative Agent's Office...........................................................70
            12.2   Expenses, Indemnity...........................................................................70
            12.3   Set-off.......................................................................................70
            12.4   Governing Law.................................................................................71
            12.5   Consent to Jurisdiction.......................................................................71
            12.6   Binding Arbitration; Waiver of Jury Trial.....................................................71
                   (a)   Binding Arbitration.....................................................................71
                   (b)   Jury Trial..............................................................................71
                   (c)   Preservation of Certain Remedies........................................................71
            12.7   Reversal of Payments..........................................................................72
            12.8   Injunctive Relief; Punitive Damages...........................................................72
            12.9   Accounting Matters............................................................................72
            12.10  Successors and Assigns; Participations........................................................73
                   (a)   Benefit of Agreement....................................................................73
                   (b)   Assignment by Lenders...................................................................73
                   (c)   Rights and Duties Upon Assignment.......................................................74
                   (d)   Register................................................................................74
                   (e)   Issuance of New Notes...................................................................74
                   (f)   Participations..........................................................................74

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

SECTION                                                                                                          PAGE
-------                                                                                                          ----
                   (g)   Disclosure of Information, Confidentially...............................................75
                   (h)   Certain Pledges or Assignment...........................................................75
            12.11  Amendments, Waivers and Consents..............................................................75
            12.12  Performance of Duties.........................................................................76
            12.13  All Powers Coupled with Interest..............................................................76
            12.14  Survival of Indemnities.......................................................................76
            12.15  Titles and Captions...........................................................................76
            12.16  Severability of Provisions....................................................................76
            12.17  Counterparts..................................................................................76
            12.18  Term of Agreement.............................................................................76
            12.19  WHI as Agent for Borrowers; Obligations Joint and Several; Contributions and Indemnity........77
            12.20  Time is of the Essence........................................................................78
            12.21  Brokerage.....................................................................................78
            12.22  Public Notice.................................................................................78
            12.23  Entire Agreement..............................................................................78
            12.24  Inconsistencies with Other Documents; Covenants...............................................78
            12.25  List of Deliveries to be Submitted at the Request of an Agent and Deliveries to
                   be Made to All Agents and Lenders Simultaneously..............................................78

                    1999 AMENDED AND RESTATED LOAN AGREEMENT

         THIS AMENDED AND RESTATED LOAN AGREEMENT (this "Agreement") is made as of September ___, 1999, by and among WASHINGTON HOMES, INC. ("WHI") and each of the other entities identified on the signature pages hereto as Borrower and each additional entity that becomes a Borrower pursuant to Section 6.3(c) (together with WHI, individually a "Borrower" and collectively the "Borrowers"), the Lenders who are or may become a party to this Agreement, FIRST UNION NATIONAL BANK (successor to First Union National Bank of Maryland), a national banking association, (sometimes referred to as "First Union"), as a Lender, as Collateral Agent for the Lenders and as Issuing Lender, and FIRST UNION CAPITAL MARKETS CORP., as Administrative Agent for the Lenders and as Arranger.


                              STATEMENT OF PURPOSE

         The Borrowers have requested, and the Lenders have agreed, to amend and restate the Existing Facility (as defined below) pursuant to which the Lenders have agreed to extend certain credit facilities to the Borrowers on the terms and conditions of this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         1.1 Definitions. The following terms shall have the meanings assigned to them below when used in this Agreement.

          "Acquisition  Debt"  shall  have the  meaning  set  forth  in  Section
     8.15(a).

          "Actual Costs Incurred" with respect to any Unit that is or is to become a Borrowing Base Asset means the actual costs incurred by the Borrowers to acquire, develop, and construct such Unit to the date of the Notice of Borrowing.

          "Adjusted Revolving Loan Commitment" means (a) if the L/C Commitment Increase is not in effect, the Revolving Credit Commitment less the L/C Obligations or (b) if the L/C Commitment Increase is in effect, the Revolving Credit Commitment less the greater of (a) the L/C Obligations or
     (b) $5,000,000. For the convenience of the parties, Exhibit "M" summarizes the calculation of Revolving Loan amounts, which calculation involves the application of this term.

          "Administrative Agent" means First Union Capital Markets Corp. in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to Section 11.9.

          "Administrative Agent's Office" means the office of the Administrative Agent specified in or determined in accordance with the provisions of
     Section 12.1(c).

          "Affiliate" means, with respect to any Person, any individual, corporation, partnership, association, trust, or other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such Person.

          "Aggregate Commitment" means the aggregate amount of the Lenders' Commitments hereunder, as such amount may be reduced or modified at any time or from time to time pursuant to the terms of this Agreement. On the Closing Date, the Aggregate Commitment shall be One Hundred Twenty Million and no/100 Dollars ($120,000,000.00).

          "Agreement" means this 1999 Amended and Restated Loan Agreement, as further amended, restated or otherwise modified hereafter.

          "Annual Revolving Loan Fee" has the meaning given to it in Section 5.2(d)(1).

          "Applicable Law" means all applicable provisions of the constitutions, statutes, laws, rules, treaties, regulations and orders of all Governmental Authorities and all orders and decrees of all courts and arbitrators.

          "Application" means an application, in the form specified by the Issuing Lender from time to time, requesting the Issuing Lender to issue a Letter of Credit.

          "Appraisal" means an appraisal ordered by the Collateral Agent, on behalf of the Lenders, performed by an appraiser approved by the Collateral Agent and prepared in accordance with policies and procedures for real estate appraisals supporting extensions of credit by banking institutions subject to regulation by the Comptroller of the Currency, the Board of Governors of the Federal Reserve System or the Federal Deposit Insurance Corporation.

          "Approved Contract" means a residential contract of sale between a Borrower seller and a non-Affiliate third party purchaser for the sale of a Lot or Unit so long as such contract is written on the Borrowers' standard form contract that has been approved by the Collateral Agent and has not been modified in any material respect without the approval of the Collateral Agent.

          "Approved Subdivisions" means those residential developments that are subject to a recorded subdivision or condominium plat or a subdivision or condominium plat approved by the appropriate Governmental Authorities in the jurisdiction in which they are located, and either (a) contain Lots for which advances have been made under the Existing Facility, or (b) have been approved in accordance with Section 6.3(b). The Approved Subdivisions as of the Closing Date are listed on Exhibit "A".

          "Arranger" means First Union Capital Markets Corp.

          "As Is Value" or "As Is Appraised Value" of a Lot or Unit means the value as determined by the most recent Appraisal pertaining to such Lot or Unit.

          "Assignment and Acceptance" shall have the meaning assigned thereto in
     Section 12.10(b).

          "Benefited Lender" has the meaning given to it in Section 5.5.

          "Borrower" or "Borrowers" shall have the meaning assigned thereto in the preamble of this Agreement.

          "Borrowing Base" means at any date of determination the sum of the Actual Costs Incurred for Borrowing Base Assets in each of the following categories multiplied by the applicable advance rate shown in the following chart, but subject to the indicated sublimit, if any, for each category of Borrowing Base Assets.


CATEGORY                                       ADVANCE RATE                      SUBLIMITS
--------                                       ------------                      ---------
                                      (as % of Actual Costs Incurred)
Land under Development                             45%                          $ 9,000,000
Finished Lots                                      75%                          $17,000,000
Model Units                                        75%                          $ 5,000,000
Spec Units                                                                      $23,000,000
     <180 days since Completion                    75%
     180-269 days since Completion                 35%
     >270 days since Completion                     0%
Sold Inventory                               Lesser of 100% of                  No sublimit
                                            Actual Costs Incurred or
                                               80% of Contract
                                                   Price


At the time of submission of the monthly Borrowing Base Report, the Borrowers shall have the option, by providing written notice to the Collateral Agent, to increase or decrease the sublimit for Model Units, in $500,000 increments, up to a maximum sublimit of $10,000,000 or down to a minimum sublimit of $5,000,000. Such increase or decrease shall result in a corresponding decrease or increase in the sublimits for Finished Lots and/or Spec Units, in such amounts as the Borrowers shall elect; provided that the sum of the sublimits for Finished Lots, Model Units, and Spec Units shall at no time exceed $45,000,000. Optional sublimit adjustments shall not be available for any other category of Borrowing Base Assets except to make corresponding adjustments up or down as a result of increases or decreases in the Model Unit sublimit.

          "Borrowing Base Assets" means those real estate assets of the Borrowers designated as "Borrowing Base Assets" on the monthly Borrowing Base Report which are Lots or Units in Approved Subdivisions, and upon which the Collateral Agent has a recorded first priority Mortgage for the benefit of the Lenders.

          "Borrowing Base Report" means the monthly report provided by the Borrowers to the Collateral Agent containing the information shown on Exhibit "B" and such other information concerning the Borrowing Base Assets as the Collateral Agent shall request.

          "Business Day" means (a) for all purposes other than as set forth in clause (b) below, any day other than a Saturday, Sunday or legal holiday on which banks in Charlotte, North Carolina, Tysons Corner, Virginia, New York, New York, and each jurisdiction where a Lender has its Lending Office are open for the conduct of their commercial banking business, and (b) with respect to all notices and determinations in connection with the LIBOR Rate or the LIBOR Market Index Rate, any day that is a Business Day described in clause (a) and that is also a day for trading by and between banks in Dollar deposits in the London interbank market.

          "Capitalized Lease" means any lease with respect to which is required to be capitalized on a consolidated balance sheet of the lessee and its subsidiaries in accordance with GAAP. This defined term is used exclusively in the determination of Funded Debt and Current Debt for the calculation of the Current Debt Ratio. When the Current Debt Ratio is no longer in effect, this term shall no longer be applicable.

          "Capitalized Rentals" of any Person means as of the date of any determination thereof, the amount at which the aggregate Rentals due and to become due under all Capitalized Leases under which such Person is a lessee would be reflected as a liability on a consolidated balance sheet of such Person. This defined term is used exclusively in the determination of Funded Debt and Current Debt for the calculation of the Current Debt Ratio. When the Current Debt Ratio is no longer in effect, this term shall no longer be applicable.

          "Closing Date" means the date of this Agreement or such later Business Day upon which each condition described in Section 6.1 shall be satisfied or waived in all respects in a manner acceptable to the Agents, in their mutual sole discretion.

          "Collateral" means all property of the Borrowers, or any of them, including Borrowing Base Assets, which is encumbered by a Mortgage or otherwise granted by the Borrowers as security for the Credit Facility under any of the Loan Documents.

          "Collateral Agent" means First Union in its capacity as Collateral Agent hereunder, and any successor thereto appointed pursuant to Section 11.9.

          "Commitment" means, as to any Lender, the sum of such Lender's (a) Revolving Credit Commitment and (b) Term Loan Commitment.

          "Commitment Percentage" means, as to any Lender at any time, the ratio, stated as a percentage, of (a) the amount of the Commitment of such Lender to (b) the Aggregate Commitment.

          "Completion" means as to each Unit that is a Borrowing Base Asset, the effective date of the first Borrowing Base Report upon which the Actual Costs Incurred for the Unit, as shown in the "WIP (actual)" column of the Borrowing Base Report, equals or exceeds 95% of the budgeted costs to complete, as shown in the "WIP (budgeted)" column of the Borrowing Base Report.

          "Compliance Inspector" means an independent architect or engineer selected and retained by the Collateral Agent at the Collateral Agent's expense (subject to Section 6.2(d)), in order from time to time as required by Collateral Agent, (i) to conduct inspections of the Borrowing Base Assets in connection with requests for Revolving Loans, (ii) to determine whether construction is proceeding on schedule in substantial accordance with the Plans and Specifications, (iii) to determine whether the necessary work has been completed in order to justify the advance requested, and (iv) to consult on such other matters as provided for herein or that the Collateral Agent may request in its sole discretion.

          "Consolidated" means, when used with reference to financial statements or financial statement items of the Borrowers, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

          "Consolidated Net Income" means for any period, the net income (or net loss) as shown on the consolidated income statement of WHI and its Consolidated Subsidiaries for such period prepared in accordance with GAAP.

          "Consolidated Net Tangible Assets" means the total assets after deducting goodwill of WHI and its Consolidated Subsidiaries, all as shown in the consolidated balance sheet of WHI and its Consolidated Subsidiaries prepared in accordance with GAAP.

          "Consolidated Subsidiary(ies)" means any Person whose accounts would be consolidated with those of WHI in its consolidated financial statements in accordance with GAAP.

          "Consolidated Tangible Net Worth" means the shareholders' equity minus goodwill as shown in the consolidated balance sheet of WHI and its Consolidated Subsidiaries.

          "Contract Price" means the sales price payable to a Borrower pursuant to an Approved Contract.

          "Control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

          "Covenant Compliance Certificate" means a certificate signed by the chief financial officer, chief accounting officer or treasurer of WHI certifying that the Borrowers are in compliance with all covenants under the Loan Documents and with all financial covenants under all other debt facilities, including without limitation the Senior Notes, and with respect to financial covenants under the Loan Documents, demonstrating such compliance with specific figures. The form of the Covenant Compliance Certificate is attached to this Agreement as Exhibit "C".

          "Credit Facility" means collectively the Revolving Credit Facility, including the L/C Facility, and the Term Loan Facility.

          "Current Debt" of WHI and its consolidated Subsidiaries means as of the date of any determination thereof (but without duplication) (i) all Debt of WHI or any Subsidiary other than Funded Debt, (ii) all Debt of WHI or any Subsidiary incurred pursuant to revolving credit working capital facilities if (i) the obligations of WHI and such Subsidiary thereunder are classified as current liabilities in accordance with GAAP, and (ii) WHI or such Subsidiary is required to repay all extensions of credit within one year from the date of incurrence thereof, except where such credit facility, by its terms, permits such repayment to be made substantially concurrently with the sale of real property, the acquisition of which was financed by the incurrence of such credit, and (iii) Guaranties by WHI or any Subsidiary of Debt of others described in clauses (i) and (ii). This defined term is used exclusively in the determination of Funded Debt and Current Debt for the calculation of the Current Debt Ratio. When the Current Debt Ratio is no longer in effect, this term shall no longer be applicable.

          "Debt" of any Person means and includes (i) all obligations of such Person for borrowed money or credit extended (including any outstanding bank overdraft) or which has been incurred in connection with the acquisition of property or assets, (ii) obligations secured by any Lien upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (iii) obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of property, (iv) Capitalized Rentals, (v) Guaranties of such Person of obligations of others of the type described in clauses
     (i), (ii), (iii) or (iv) hereof, (vi) all obligations of a Person under contracts or other agreements whereunder such Person agrees to lease or purchase property, assets or services and to pay for such lease or purchase regardless of whether such Person actually receives, takes or otherwise accrues the benefit of any such property, assets or services, and (vii) reimbursement obligations of such Person in respect of letters of credit other than letters of credit described in clause (b) below. "Debt" shall not, in any event, include (a) trade payables incurred in the ordinary course of business, (b) commercial payment and performance bonds issued in lieu thereof, (c) land acquisition options and deposits in connection therewith of such Person, and (d) obligations of the Homebuyer's Mortgage, Inc., a Maryland corporation, that would otherwise constitute Debt hereunder. This defined term is used exclusively in the determination of Funded Debt and Current Debt for the calculation of the Current Debt Ratio.

     When the Current Debt Ratio is no longer in effect, this term shall no longer be applicable. For all other purposes, "debt" shall mean debt as determined in accordance with GAAP.

          "Debt Service Coverage Ratio" for any period means the ratio of the EBITDA for such period to the interest and principal payments due under the Credit Facility for such period.

          "Default" means the occurrence of any condition, event, act or omission that, with the giving of notice or passage of time, or both, would constitute an Event of Default.

          "EBITDA" means, for any period, the sum of (i) Consolidated Net Income; (ii) income tax expense (benefit); (iii) Interest Expense; (iv) capitalized interest in cost of goods sold, (v) amortization and depreciation expense, which shall include financing fees for any such period, (vi) any other non-cash expenses, and (vii) any losses arising outside the ordinary course of business which have been excluded in the determination of Consolidated Net Income, less interest income.

          "Eligible Assignee" means, with respect to any assignment of the rights, interest and obligations of a Lender hereunder, a Person that is at the time of such assignment (a) a commercial bank organized under the laws of the United States or any state thereof, having combined capital and surplus in excess of $500,000,000, (b) already a Lender hereunder (whether as an original party to this Agreement or as the assignee of another Lender), (c) the successor (whether by transfer of assets, merger or otherwise) to all or substantially all of the commercial lending business of the assigning Lender, or (d) any other Person that has been approved in writing as an Eligible Assignee by the Borrowers and the Administrative Agent.

          "Environmental Laws" means any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations, and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

          "Existing Facility" means the credit facility made available under the Consolidated, Amended and Restated Loan Agreement dated as of July 31, 1997 among the Borrowers and the Released Borrowers, as borrowers thereunder, and First Union National Bank of Maryland, as Agent, and one or more other lenders, as lenders, as amended.

          "Existing Loans" means the outstanding loans under the Existing Facility.

          "Existing Letters of Credit" means those letters of credit issued by First Union existing on the Closing Date and identified on Exhibit "D".

          "Extensions of Credit" means (a) with respect to all Lenders, the aggregate principal amount of all outstanding Loans and L/C Obligations and
     (b) with respect to each Lender, an amount equal to the sum of (a) the aggregate principal amount of all Loans made by such Lender then outstanding and (b) such Lender's Commitment Percentage of the L/C Obligations then outstanding.

          "Event of Default" means any event or condition specified as an Event of Default in Section 10.1.

          "Federal Funds Rate" means the rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) representing the daily effective federal funds rate as quoted by the Administrative Agent and confirmed in Federal Reserve Board Statistical Release H.15 (519) or any successor or substitute publications selected by the Administrative Agent. If, for any reason, such rate is not available, then "Federal Funds Rate" shall mean a daily rate that is determined, in the opinion of the Administrative Agent, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. (Charlotte time). Rates for weekends or holidays shall be the same as the rate for the immediately preceding Business Day.

          "Fee Letter" means that certain letter agreement among the Borrowers and the Agents concerning the payment of certain fees in connection with the Credit Facility.

          "Financial Covenants" has the meaning given to it in Article IX.

          "Finished Lot" means any Lot that is not Sold Inventory and with respect to which all off-site and on-site infrastructure improvements have been completed including, without limitation (i) all utilities being installed to the Lot, and (ii) all conditions to subdivision approval imposed by the applicable Governmental Authorities being satisfied so that a building permit for a Unit can be obtained. To the extent that one or more of the requirements have not been completed, such requirement shall be deemed to have been completed if such requirement is fully bonded.

          "First Union" means First Union National Bank, a national banking association, and its successors.

          "Fiscal Quarter" means each of the four calendar periods of three months ending on October 31, January 31, April 30 and July 31.

          "Fiscal Year" means the calendar period beginning August 1 and ending July 31.

          "Funded Debt" of WHI and its consolidated Subsidiaries means (i) all Debt of WHI or any Subsidiary having a final maturity of one or more than one year from the date of origin thereof (or which is renewable or extendible at the option of the obligor for a period or periods more than one year from the date of origin) including all payments in respect thereof that are required to be made within one year from the date of any determination of Funded Debt, whether or not the obligation to make such payments shall constitute a current liability of the obligor under GAAP,
     (ii) all Capitalized Rentals, and (iii) all Guaranties by WHI or any Subsidiary of Funded Debt of others. "Funded Debt" shall not include Debt of WHI or any Subsidiary incurred pursuant to revolving credit working capital facilities if (i) the obligations of

     WHI and such Subsidiary thereunder are classified as current liabilities in accordance with GAAP, and (ii) WHI or such Subsidiary is required to repay all extensions of credit within one year from the date of incurrence thereof, except where such credit facility, by its terms, permits such repayment to be made substantially concurrently with the sale of real property, the acquisition of which was financed by the incurrence of such credit. This defined term is used exclusively in the determination of Funded Debt and Current Debt for the calculation of the Current Debt Ratio. When the Current Debt Ratio is no longer in effect, this term shall no longer be applicable.

          "GAAP" means generally accepted accounting principles as promulgated by the Financial Accounting Standards Board from time to time; provided that if changes to GAAP are promulgated by the Financial Accounting Standards Board, the Borrowers' compliance with the reporting requirements and covenants set forth in the Loan Documents shall not be tested based on such changes in GAAP (but shall be tested on the GAAP in effect immediately prior to the promulgation of such changes) until the second calendar quarter after the quarter in which such changes in GAAP become effective.

          "Governmental   Approvals"   means   all   authorizations,   consents,
     approvals, or licenses issued by Governmental Authorities.

          "Governmental Authority" means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government.

          "Guaranties" by any Person means all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing, or in effect guaranteeing, any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or obligation or any property or assets constituting security therefor, (ii) to advance or supply funds (x) for the purchase or payment of such Indebtedness or obligation, (y) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, (iii) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation, or (iv) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under this Agreement, a Guaranty in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the principal amount of such Indebtedness for borrowed money that has been guaranteed, and a Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend. This defined term is used exclusively in the determination of Funded Debt and Current Debt for the calculation of the Current Debt Ratio. When the Current Debt Ratio is no longer in effect, this term shall no longer be applicable.

          "Hazardous Materials" means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which are deemed to pose a health or safety hazard to persons or neighboring properties, (f) which are materials consisting of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

          "Hedging Agreement" means any agreement executed by the Borrowers with respect to an interest rate swap, collar, cap, floor or a forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of the Borrowers under this Agreement, and any confirming letter executed pursuant to such Hedging Agreement, all as amended, restated or otherwise modified.

          "Indebtedness" of any Person means and includes all obligations of such Person which in accordance with GAAP shall be classified upon a balance sheet of such Person as liabilities of such Person, and in any event shall include Debt. This defined term is used exclusively in the determination of Funded Debt and Current Debt for the calculation of the Current Debt Ratio. When the Current Debt Ratio is no longer in effect, this term shall no longer be applicable.

          "Indemnified Loss or Expense" means Lenders' loss or expense in employing deposits as a consequence of (a) the Borrowers' failure to make any payment when due under the Loans, or (b) any prepayment of the Loans on a date other than the last day of an interest period.

          "Interest Expense" means for any period the interest expense as shown in the consolidated income statement of WHI and its Consolidated Subsidiaries for such period. "Interest Incurred" means for any period, the aggregate amount (without duplication and determined in each case in accordance with GAAP) of interest expensed or capitalized whether paid or accrued during such period, including any interest relating to the Hedging Agreement, less any interest income.

          "Interest Period" has the meaning assigned in Section 5.1(b).

          "Issuing Lender" means First Union, in its capacity as issuer of any Letter of Credit, or any successor thereto.

          "Joinder Agreement" means an agreement substantially in the form of Exhibit "E," pursuant to which one or more Subsidiaries of any of the Borrowers becomes a Borrower in accordance with Section 6.3(c).

          "Land Under Development" means Lots that are subject to a recorded subdivision or condominium plat or a subdivision or condominium plat approved by the appropriate Governmental Authorities in the jurisdiction in which the Lots are located and that are not considered Finished Lots or Sold Inventory.

          "L/C    Commitment"    means   Five   Million   and   no/100   Dollars
     ($5,000,000.00), as such amount may be increased by an L/C Commitment Increase to Ten Million and no/100 Dollars ($10,000,000.00).

          "L/C Commitment Increase" means the one-time increase of $5,000,000.00 in the L/C Commitment, which may be effected pursuant to Section 3.1(b).

          "L/C Facility" means the letter of credit facility established pursuant to Article III hereof.

          "L/C Maximum Availability" means, for any given Letter of Credit, the lowest of:

          (a)  the L/C Commitment minus the L/C Obligations; or

          (b) the then applicable Revolving Credit Commitment, including all L/C Commitment Increases, minus the sum of ((i) all outstanding Revolving Loans and (ii) the L/C Obligations); or

          (c) while any portion of the Term Loan is outstanding after October 30, 2000, 80% of the Value of Borrowing Base Assets minus the sum of ((i) the outstanding principal balance of the Term Loan, (ii) all outstanding Revolving Loans, and (iii) the L/C Obligations.

          "L/C Obligations" means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then issued Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit that have not then been reimbursed pursuant to Section 3.5.

          "L/C Participants" means the collective reference to all the Lenders other than the Issuing Lender.

          "Lender" means each Person executing this Agreement as a Lender set forth on the signature pages hereto and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to Section 12.10(b).

          "Lending Office" means, with respect to any Lender, the office of such Lender administering such Lender's Commitment Percentage of the Credit Facility.

          "Letter of Credit Agreement" means the Letter of Credit Agreement in the Issuing Lender's standard form, as such form may be revised from time to time, entered into by and between the Borrowers and the Issuing Lender in connection with the issuance of each Letter of Credit; provided that each Letter of Credit Agreement shall be modified to include a provision that in the event of any inconsistency between the terms of the Issuing Lender's standard form Letter of Credit Agreement and the terms of this Agreement, this Agreement shall control. The Issuing Lender's current standard form of Letter of Credit Agreement is attached to this Agreement as Exhibit "F".

          "Letters of Credit" shall have the meaning assigned thereto in Section 3.1(a).

          "LIBOR Based Rate Loan" means any Loan, either a Revolving Loan or a Term Loan advance, accruing interest at a rate based on the LIBOR Rate or the LIBOR Market Index Rate.

          "LIBOR Market Index Rate" for any day, is the rate for 1-month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00 a.m., London time, on such day, or if such day is not a London Business Day, then the immediately preceding London Business Day (or if not so reported, then as determined by the Administrative Agent from another recognized source or interbank quotation).

          "LIBOR Rate" means, with respect to each day during each 1-month Interest Period, reserve adjusted LIBOR for U.S. dollar deposits of one (1) month maturity, as reported on Telerate page 3750 as of 11:00 a.m., London time, two (2) London business days prior to the beginning of such interest period, for the number of days comprised therein and in an amount comparable to the Loan to be outstanding during such interest period (or if not so reported, then as determined by the Administrative Agent from another recognized source or interbank quotation).

          "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and the filing of or agreement to give any financing statement or other similar form of public notice regarding encumbrances under the laws of any jurisdiction).

          "Liquidity"   means  the   available   liquid  assets  (cash  or  cash
     equivalents) of the Borrowers.

          "Loan Documents" means those documents executed and delivered by the Borrowers to the Lenders or the Agents to evidence and/or secure the Loans.

          "Loan Fees" means the fees provided for in Section 5.2.

          "Loans" means the collective reference to the Revolving Loans and the Term Loan, and "Loan" means any of such Loans.

          "Lot" means any lot created pursuant to a duly recorded record plat or within approved subdivision plans or approved condominium plans in the jurisdiction in which such lot is located.

          "Material   Adverse  Change"  means  any  change  in  the  properties, business, operation or condition (financial or otherwise) of one or more Borrowers or any of their Subsidiaries that results in a material adverse change in the properties, business, operation or condition (financial or otherwise) of the Borrowers taken as a whole or a material adverse change in the ability of the Borrowers to perform their obligations under the Loan Documents.

          "Model Unit" means any Unit which is not Sold Inventory and which is intended to be used as a model or sales office to conduct the business of marketing and selling homes.

          "Modified Extension Period" has the meaning given to it in Section 2.6(c).

          "Mortgage" means collectively each mortgage, deed of trust, trust deed, or deed to secure debt, supplemental mortgage or deed of trust, as the same may be modified or amended from time to time (by spreader agreement or otherwise), granted and delivered to the Collateral Agent by one or more Borrowers for the benefit of the Lenders to secure the indebtedness under the Credit Facility.

          "Notes" means, collectively, the Revolving Credit Notes and the Term Notes. The term "Note" includes each modification, amendment or replacement of such promissory notes.

          "Notice of Account Designation" means a notice, substantially in the form of Exhibit "G" attached to this Agreement, which identifies the deposit account of the Borrower to which the Administrative Agent is authorized to disburse the proceeds of each borrowing under this Agreement.

          "Notice of Borrowing" means a notice, substantially in the form of Exhibit "H" attached to this Agreement, which must be submitted to the Administrative Agent in connection with a borrowing pursuant to Article II with respect to Revolving Loans and pursuant to Article IV with respect to the Term Loan.

          "Notice of Prepayment" means a notice, substantially in the form of Exhibit "I" attached to this Agreement, which must be submitted to the Administrative Agent in connection with a prepayment pursuant to Article II with respect to Revolving Loans and pursuant to Article IV with respect to the Term Loan.

          "Obligations" means any and all obligations (now existing or hereafter arising) of the Borrowers under the Loan Documents.

          "Other Taxes" has the meaning given to it in Section 5.10(b).

          "Permitted Liens" means (i) Liens imposed by law, such as mechanics' liens that (a) arise in the ordinary course of business and that secure amounts not yet due and payable, (b) secure amounts due and payable that are in good faith disputed by the Borrowers, or (c) arise out of judgments or awards against the Borrowers with respect to which the Borrowers at the time shall currently be prosecuting an appeal or proceedings for review; provided that in the case of (b) and (c) above involving amounts in excess of $250,000 individually or in the aggregate, the Borrowers shall have obtained a bond or stay of execution satisfactory to the Collateral Agent, within ten (10) days after item (b) or (c) becomes a Lien on all or any portion of the Borrowing Base Assets, for the full amount of the Lien; (ii) Liens for taxes or assessments or other governmental charges not yet due and payable; (iii) the UCC-1 financing statements contemplated by each Mortgage; (iv) each Mortgage; (v) any Spreader Agreement; and (vi) Liens or other encumbrances set forth on the relevant schedules of the title insurance policies provided to the Collateral Agent pursuant to Section 6.2(e) hereof and approved by the Collateral Agent in its sole discretion.

          "Person" means an individual, corporation, partnership, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof.

          "Plans  and   Specifications"   means  the  plans  and  specifications
     (including the architect's final drawings) describing any Unit or other improvements to be constructed within the Borrowing Base Assets.

          "Post-Default Rate" means, in respect of any principal of the Loan or any other amount payable by the Borrowers under this Agreement, the Note or any other Loan Document, if an Event of Default has occurred and is continuing, or if the Note is not paid in full when due (whether on demand or at stated maturity, by acceleration or otherwise), a rate per annum during the period commencing on the date of the Event of Default or due date, as applicable, until such amount is paid in full, equal to two percent (2%) above any interest rate or rates then in effect in respect of the principal of the Loan or any portion thereof.

          "Prior Lender" means each lender under the Existing Facility.

          "Register" has the meaning given to it in Section 12.10(d).

          "Reimbursement Obligation" means the obligation of the Borrowers to reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.

          "Released Borrowers" means, collectively, each of the following limited partnerships: WH Properties Limited Partnership; Potomac Knolls A3 Limited Partnership; Potomac Knolls B1 Limited Partnership; and Potomac Knolls B2 Limited Partnership, each of which was a borrower under the Existing Facility, but, at the Borrowers' request, have been excluded as Borrowers hereunder.

          "Rentals" of a Person means and includes as of the date of any determination thereof all fixed payments (including as such all payments that the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by such Person or its subsidiary, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by such Person or its subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Rents under any so-called "percentage leases" shall be computed solely on the basis of minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues. This defined term is used exclusively in the determination of Funded Debt and Current Debt for the calculation of the Current Debt Ratio. When the Current Debt Ratio is no longer in effect, this term shall no longer be applicable.

          "Required Lenders" means any combination of Lenders holding at least sixty-six and two-thirds percent (66 2/3%) of the Extensions of Credit or, if there are no outstanding Loans and Letters of Credit, any combination of Lenders whose Commitment equals at least sixty-six and two-thirds percent (66 2/3%) of the Aggregate Commitment.

          "Responsible Officer" means any of the following: the chief executive officer, chief accounting officer, treasurer, or chief financial officer of WHI or any other officer of WHI reasonably acceptable to the Agents.

          "Revolving Credit Commitment" means (a) as to any Lender, the obligation of such Lender to make Revolving Loans to and to issue or participate in Letters of Credit issued for the account of the Borrowers hereunder in an aggregate principal amount or face amount at any time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1 hereto as such amount may be reduced or modified at any time and from time to time pursuant to the terms hereof and (b) as to all Lenders, the aggregate Commitment of the Lenders to make Revolving Loans in the maximum aggregate amount of up to $100,000,000.00, which is subject to reduction by the Borrowers pursuant to Section 2.5; provided that the Revolving Credit Commitment may be increased by $5,000,000.00 if and only if the L/C Commitment is increased to $10,000,000.00; provided further that such increase in the Revolving Credit Commitment shall be available exclusively in connection with the issuance of Letters of Credit and shall not increase the amount otherwise available for Revolving Loans.

          "Revolving Credit Commitment Percentage" means, as to the respective Revolving Credit Commitment of any Lender at any time, the ratio of (a) the amount of the Revolving Credit Commitment of such Lender to (b) the Revolving Credit Commitments of all Lenders.

          "Revolving Credit Facility" means the revolving credit facility established pursuant to Article II, including the L/C Facility established pursuant to Article III.

          "Revolving Credit Maturity Date" means October 30, 2001 or such later date to which the Revolving Credit Maturity Date may be extended under
     Section 2.6 hereof (but, if any such date shall not be a Business Day, the next Business Day thereafter), which date shall constitute the last day of the Revolving Credit Term.

          "Revolving Credit Notes" means the collective reference to the Revolving Credit Notes made by the Borrowers payable to the order of each Lender, substantially in the form of Exhibit "J-1" hereto, evidencing the Revolving Credit Facility, and any amendments and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extensions thereof, in whole or in part; "Revolving Credit Note" means any of such Revolving Credit Notes.

          "Revolving Credit Term" means the period ending on the Revolving Credit Maturity Date, unless such term is extended from time to time by the Lenders, pursuant to the terms hereof, in which case the "Revolving Credit Term" for the Revolving Credit Facility shall be the period ending on the date to which such Revolving Credit Maturity Date was extended.

          "Revolving  Loan"  means  any Loan  made by the  Lenders  pursuant  to
     Article II hereof.

          "Revolving Loan Borrowing Limit" means, through October 30, 2000, the lesser of (a) the Adjusted Revolving Loan Commitment or (b) the Borrowing Base. From and after October 31, 2000, the term means the lesser of (a) the Revolving Credit Commitment (including the L/C Commitment Increase, if any) or (b) the Borrowing Base. For the convenience of the parties, Exhibit "M" summarizes the calculation of Revolving Loan amounts, which calculation involves the application of this term.

          "Revolving Loan Maximum Availability" means the maximum aggregate amount that is available to be advanced for any given Revolving Loan. Through October 30, 2000, the Revolving Loan Maximum Availability for any given Revolving Loan is the lower of:

          (a) the then applicable Revolving Loan Borrowing Limit minus all outstanding Revolving Loans; or

          (b) while any portion of the Term Loan is outstanding, 75% of the Value of Borrowing Base Assets minus the sum of ((i) the outstanding balance of the Term Loan and (ii) all outstanding Revolving Loans).

     From and after October 31, 2000, if the L/C Commitment Increase is not in effect, the Revolving Loan Maximum Availability for any given Revolving Loan is the lowest of:

          (a) the Revolving Loan Borrowing Limit minus the sum of (all outstanding Revolving Loans and the L/C Obligations); or

          (b) while any portion of the Term Loan is outstanding, 75% of the Value of Borrowing Base Assets minus the sum of ((i) the outstanding balance of the Term Loan and (ii) all outstanding Revolving Loans); or

          (c) while any portion of the Term Loan is outstanding, 80% of the Value of Borrowing Base Assets minus the sum of ((i) the outstanding balance

                                      -16
               of the Term Loan, (ii) all outstanding Revolving Loans, and (iii) the L/C Obligations).

     From and after October 31, 2000, if the L/C Commitment Increase is in effect, the Revolving Loan Maximum Availability for any given Revolving Loan is the lowest of:

          (a)  the  Revolving  Loan  Borrowing  Limit  minus  the  sum  of  [all
               outstanding   Revolving   Loans  and  the  greater  of  (the  L/C
               Obligations or $5,000,000)]; or

          (b) while any portion of the Term Loan is outstanding, 75% of the Value of Borrowing Base Assets minus the sum of ((i) the outstanding balance of the Term Loan and (ii) all outstanding Revolving Loans); or

          (c) while any portion of the Term Loan is outstanding, 80% of the Value of Borrowing Base Assets minus the sum of ((i) the outstanding balance of the Term Loan, (ii) all outstanding Revolving Loans, and (iii) the L/C Obligations).

     For the convenience of the parties, Exhibit "M" summarizes the calculation of Revolving Loan amounts, which calculation involves the application of this term.

          "Revolving Loan Rate" means the LIBOR Market Index Rate plus 175 basis points per annum.

          "Senior Notes" means, collectively, certain Senior Notes, Series A, in the original principal amount of $30,000,000, with a final maturity of October 15, 2000, and a certain Adjustable Rate Senior Note, Series B, in the original principal amount of $13,000,000, with a final maturity of October 15, 2000, issued under that certain Note Agreement dated as of April 15, 1994 entered into by WHI and certain Purchasers named therein.

          "Spec Unit" means any Unit under construction that is not Sold Inventory or a Model Unit.

          "Sold  Inventory"  means  any  Unit  or  Lot  subject  to an  Approved
     Contract.

          "Spreader Agreement" means a spreader agreement or supplemental Mortgage, duly executed by a Borrower, in substantially the form attached as Exhibit "K" and in content acceptable to the Collateral Agent in its sole discretion, which spreads the lien of the applicable Mortgage to additional property to be included as Borrowing Base Assets.

          "Subdivision  Approval  Submissions"  has the  meaning  given to it in
     Section 6.3(b).

          "Subsidiary" means as to any Person, any corporation, partnership, limited liability company or other entity of which more than fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity is at the time, directly or indirectly, owned by or the management is otherwise controlled by such Person (irrespective of whether, at the time, capital stock or other ownership interests of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency).

          "Taxes" has the meaning given to it in Section 5.10(a).

          "Term Loan" means the Loan made by the Lenders pursuant to Article IV hereof.

          "Term Loan Commitment" means (a) as to any Lender, the obligation of such Lender to make a Term Loan for the account of the Borrowers hereunder in an aggregate principal amount or face amount at any time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1 and (b) as to all Lenders, the aggregate Commitment of the Lenders to make the Term Loan. The aggregate Term Loan Commitment of all Lenders as of the Closing Date shall be $20,000,000.00.

          "Term Loan Commitment Fee" has the meaning given to it in Section 5.2(a).

          "Term Loan Commitment Percentage" means, as to the respective Term Loan Commitment of any Lender at any time, the ratio of (a) the amount of the Term Loan Commitment of such Lender to (b) the Term Loan Commitments of all Lenders.

          "Term Loan Draw Fee" has the meaning given to it in Section 5.2(b).

          "Term  Loan  Extension  Fee" has the  meaning  given to it in  Section
     5.2(c).

          "Term Loan Facility" means the term loan facility established pursuant to Article IV.

          "Term Loan Maturity Date" means October 30, 2001 or such later date to which the Term Loan Maturity Date may be extended under Section 4.6 hereof (but, if any such date shall not be a Business Day, the next Business Day thereafter), which date shall constitute the last day of the Term Loan Term.

          "Term Loan Maximum Availability" means the maximum amount of the Term Loan Commitment available for any given Term Loan advance after giving effect to the aggregate outstanding balance of the Loans and the L/C Obligations. The Term Loan Maximum Availability for each Term Loan advance is the lowest of:

          (a) the Term Loan Commitment minus the sum of the prior Term Loan advances; or

          (b)  75% of the Value of  Borrowing  Base Assets minus the sum of ((i)
               all   outstanding   Revolving  Loans  and  (ii)  the  outstanding
               principal balance of the Term Loan); or

          (c) after October 30, 2000, 80% of the Value of Borrowing Base Assets minus the sum of ((i) the outstanding balance of the Term Loan,
               (ii) all outstanding Revolving Loans, and (iii) the L/C Obligations); or

          (d) the highest amount that, when added to Total Debt (as of the end of the preceding quarter plus any Loans made and L/C Obligations incurred since the end of the preceding quarter) and compared to the Consolidated Tangible Net Worth (as of the end of the preceding quarter), would not cause the Total Debt to Net Worth Ratio to exceed 2.0:1.0.

          "Term Loan Rate" means the LIBOR Rate plus 285 basis points per annum.

          "Term Loan Term" means the period ending on the Term Loan Maturity Date, unless such term is extended from time to time by the Lenders, pursuant to the terms hereof, in which case the "Term" for each such Loan shall be the period ending on the date to which each such Loan was extended.

          "Term Notes" means the collective reference to the Term Notes made by the Borrowers payable to the order of each Lender, substantially in the form of Exhibit "J-2" hereto, evidencing the Term Loan Facility, and any amendments and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extensions thereof, in whole or in part; "Term Note" means any of such Term Notes.

          "Title Confirmation Letter" means a letter from a Title Insurance Company or attorney handling title matters for the Borrowers which confirms
     (a) the ownership of the Borrowing Base Asset or Assets that are the subject of the letter, (b) the recordation of the Mortgage or Spreader Agreement that encumbers the applicable Borrowing Base Asset or Assets, and
     (c) the first priority of such Mortgage or Spreader Agreement. Such letter shall include or have as attachments the information listed in Exhibit "L."

          "Title Insurance Company" means the title insurance company or companies selected by the Borrowers and approved by the Collateral Agent to provide title services and insurance, when required, in connection with the Credit Facility.

          "Total Inventory" means all Finished Lots, work in process (i.e., Units under construction, Model Units, Spec Units, and Sold Inventory) and Land Under Development as shown on the consolidated balance sheet of WHI and its Consolidated Subsidiaries.

          "Total Debt" means all debt shown as notes and loans payable (or similarly titled) in the consolidated balance sheet of WHI and its Consolidated Subsidiaries.

          "Total Debt to Net Worth Ratio" has the meaning given to it in Section 9.4.

          "Uniform Customs" the Uniform Customs and Practice for Documentary Credits (1994 Revision), International Chamber of Commerce Publication No. 500.

          "Unit" means any single family residential, condominium or townhouse home, including all appurtenances and other structures constructed therewith, constructed or to be constructed on a Lot in accordance with the Plans and Specifications.

          "Unsecured Debt" has the meaning given to it in Section 8.15(b).

          "Value of Borrowing Base Assets" means the sum of the Contract Price for each Unit or Lot that is a Borrowing Base Asset and Sold Inventory and the As Is Appraised Value for all other Units and Lots that are Borrowing Base Assets.

          "WHI" means Washington Homes, Inc., a Maryland corporation.

          "Year 2000 Problem" means, with respect to any Person, the possibility that the computer applications and software programs used by such Person in the operation of its business will be unable to effectively process data, including data fields requiring references to dates on and after January 1, 2000, and may experience or produce invalid or incorrect results or abnormal operations related to or as a result of the occurrence of such dates.

         1.2 General. Unless otherwise specified, a reference in this Agreement to a particular section, subsection, Schedule or Exhibit is a reference to that section, subsection, Schedule or Exhibit of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter.

         1.3 Other Definitions and Provisions.

          (a) Use of Capitalized Terms. Unless otherwise defined therein, all capitalized terms defined in this Agreement shall have the defined meanings when used in this Agreement, the Notes and the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.

          (b) Miscellaneous. The word "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                                   ARTICLE II

                            REVOLVING CREDIT FACILITY

         2.1 Revolving Loans.

          (a) On the terms and conditions hereof, each Lender severally agrees to make Revolving Loans to the Borrowers on a joint and several basis from time to time from the Closing Date until the Revolving Credit Maturity Date as requested by WHI on behalf of the Borrowers in accordance with the terms of Section 2.2; provided that (i) each Lender's Revolving Credit Commitment Percentage of the sum of the aggregate amount of all outstanding Revolving Loans and L/C Obligations shall at no time exceed such Lender's Revolving Credit Commitment and (ii) no borrowing of Revolving Loans shall be made if the requested Revolving Loan would exceed the Revolving Loan Maximum Availability.

          (b) Each Revolving Loan made by a Lender shall be in a principal amount equal to such Lender's Revolving Credit Commitment Percentage of the aggregate principal amount of Revolving Loans requested on such occasion. Within such limit and the other limits set forth herein, the Borrowers may borrow, repay and reborrow Revolving Loans pursuant to this Agreement until the Revolving Credit Maturity Date. Revolving Loans shall be made only for the purposes of (i) repaying the outstanding balance of the Existing Facility; (ii) funding the acquisition of Finished Lots (as determined by the Collateral Agent) and Land Under Development to be simultaneously added to the Borrowing Base Assets; (iii) funding other Actual Costs Incurred with respect to the Borrowing Base Assets; (iv) making advances to reimburse the Issuing Lender for L/C Obligations that have been drawn upon; and (v) general working capital and other home building activities.

         2.2 Procedures for Advances of Revolving Credit.

          (a) Borrowing Base Report and Notice of Borrowing.

               (1) The Borrowers shall deliver a Borrowing Base Report to the Agents once each calendar month during the Term. Such Borrowing Base Report shall be current through the last day of the preceding month. Any Borrowing Base Report delivered later than 11:00 a.m. Maryland time shall be deemed to have been delivered on the next Business Day. The Lenders shall not be required to fund any Revolving Loan to the Borrowers during any calendar month until five (5) Business Days after the Collateral Agent's receipt of the Borrowing Base Report for such month. The Lenders shall not be required to fund Revolving Loans more than three (3) times in any calendar month.

               (2) Each Notice of Borrowing for a Revolving Loan shall (i) be delivered to each Agent not later than 11:00 a.m. Maryland time, at least two (2) Business Days before the date upon which a Revolving Loan is desired, which date shall be at least five (5) Business Days after the delivery of the Borrowing Base Report for such calendar month; (ii) be irrevocable and constitute a representation by each Borrower, to the best of its knowledge, that, (a) in respect of any advance based on construction of a Unit, the conditions set forth in Article

          VI hereof have been satisfied by the Borrowers in all material respects, all work and materials have been physically incorporated into the applicable Borrowing Base Assets free of Liens (except for Permitted Liens), that all improvements have been performed or installed in a good and workmanlike manner, and that the work and materials conform in all material respects to the Plans and Specifications and all applicable legal requirements and building restrictions; and (b) in respect of an advance based on the acquisition of a Lot, the conditions set forth in Section 6.3 hereof have been satisfied by the Borrowers; and (iii) constitute the Borrowers' certification that the representations and warranties set forth in Article VII of this Agreement are true and correct in all material respects except as may be otherwise disclosed to the Agents in writing (it being understood that such disclosure is not intended to constitute a waiver or approval by the Agents or Lenders of any matter so disclosed), that the Borrowers are in compliance with all covenants contained in Article VIII of this Agreement, and that no Default or Event of Default exists on the date of the Notice of Borrowing or will exist on the date any Revolving Loan is made pursuant to such Notice of Borrowing. Notices of Borrowing received after 11:00 a.m. Maryland time shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each Notice of Borrowing.

          (3) Each Notice of Borrowing shall include the following information:

               (A) the amount of the Revolving Loan requested;

               (B) the date the requested borrowing is to be made, which shall be a Business Day;

               (C) the Borrowers' certification that all representations contained in the Loan Documents, including the most recently submitted Borrowing Base Report and Covenant Compliance Certificate, (X) are true and correct in all material respects as of the date of the Notice of Borrowing except as may be otherwise disclosed to the Agents in writing (it being understood that such disclosure is not intended to constitute a waiver or approval by the Agents or Lenders of any matter so disclosed), and, (Y) unless the Borrowers notify the Agents to the contrary in writing before a Revolving Loan is made, will continue to be true and correct in all material respects from the date of the Notice of Borrowing to the date of the Revolving Loan requested in the Notice of Borrowing; and

               (D) The Borrowers' certification that all applicable conditions to a Revolving Loan set forth in Article VI have been satisfied, including a certification that the requested Revolving Loan does not exceed the then applicable Revolving Loan Maximum Availability.

          (b) Adjustments in Borrowing Base. If the Borrowers fail to provide any information required in their Notice of Borrowing, or fail to provide the supporting documentation that the Borrowers are required to provide in order to determine the collateral category and advance rate for each Unit in the Borrowing Base Assets, the Collateral Agent shall advise the Borrowers of the omission and exclude each such Unit from the calculation of the Borrowing Base unless and until the information or documentation, as applicable, is provided.

     The Collateral Agent shall also exclude from the calculation of the Borrowing Base any Borrowing Base Asset that has been a Borrowing Base Asset more than one year and for which the Collateral Agent does not have a policy of title insurance as required under Section 6.2(e). With respect to the aging of a completed Unit of Sold Inventory that becomes a Spec Unit upon cancellation of an Approved Contract, the number of days that such Unit was properly categorized as Sold Inventory from and after the date of Completion of such Unit shall be excluded from the calculation of "days since Completion" and the total number of days since Completion before the advance rate for such Spec Unit reduces to 0% shall be increased to 360 days. For the purposes of the preceding sentence, the date of contract cancellation shall be the effective date of the monthly Borrowing Base Report first submitted after such contract cancellation.

          (c) Funding Procedure. Upon receipt of a Notice of Borrowing and an updated Borrowing Base Report, the Collateral Agent will verify and recompute, as necessary, the calculations in the Notice of Borrowing and Borrowing Base Report until the Collateral Agent is satisfied, in its sole discretion, that the Notice of Borrowing and Borrowing Base Report comply with the terms of this Agreement. On the basis of the Notice of Borrowing and Borrowing Base Report, as so modified if necessary, the Collateral Agent will determine the Revolving Loan amount to be advanced. For the convenience of the parties, the calculations needed to determine the Revolving Loan amount are set out on Exhibit "M." Not later than 2:00 p.m. (Charlotte time) on the proposed borrowing date, each Lender will make available to the Administrative Agent, for the account of the Borrowers, at the Administrative Agent's Office in funds immediately available to the Administrative Agent, such Lender's Revolving Credit Commitment Percentage of the Revolving Loans to be made on such borrowing date. The failure or refusal of any Lender to make available to the Administrative Agent at the aforesaid time and place on any borrowing date the amount of its Revolving Credit Commitment Percentage of the requested Revolving Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Administrative Agent the amount of such other Lender's
     Revolving Credit Commitment Percentage of any requested Revolving Loan. Upon receipt from each Lender of such amount, and upon the Borrowers' satisfaction of the conditions to funding set forth in this Agreement, the Administrative Agent will make available to the Borrowers the aggregate amount of such Revolving Loan made available to the Administrative Agent by the Lenders. The Borrowers hereby irrevocably authorize the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this
     Section 2.2 in immediately available funds by crediting or wiring such proceeds to the deposit account of the Borrowers identified in the most recent Notice of Account Designation delivered by the Borrowers to the Administrative Agent or as may be otherwise agreed upon by the Borrowers and the Agent from time to time. Subject to Section 5.6 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Revolving Loan requested pursuant to this Section 2.2 to the extent that any Lender has not made available to the Administrative Agent its Revolving Credit Commitment Percentage of such Loan.

         2.3 Repayment of Revolving Loans

          (a) Repayment on Revolving Credit Maturity Date. If not previously paid, the Borrowers shall repay the outstanding principal amount of all Revolving Loans in full on the Revolving Credit Maturity Date together with all accrued but unpaid interest thereon.

          (b) Certain Payments. The Borrowers shall have the obligation to prepay the Revolving Loans in accordance with Section 2.3(c) and (d) herein and shall have the right to prepay the Revolving Loans in whole or in part in accordance with Section 2.3(e); however, any prepayment, in whole or in part, shall not affect the Borrowers' obligation to continue making payments in connection with any swap agreements (as defined in 11 U.S.C.
     101), which will remain in full force and effect in accordance with its terms notwithstanding such prepayment. The Borrowers shall have no right to the release of any Borrowing Base Asset from the lien of the Mortgages at any time an Event of Default exists and is continuing.

          (c) Mandatory Prepayment of Revolving Loans. If at any time through October 30, 2000, the aggregate principal amount of all Revolving Loans outstanding exceeds the then applicable Revolving Loan Borrowing Limit, the Borrowers shall repay an amount equal to such excess to the Administrative Agent for the account of the Lenders immediately upon notice from the Administrative Agent. If at any time from and after October 31, 2000, the sum of (A) the aggregate principal amount of all Revolving Loans outstanding at such time plus (B) the aggregate L/C Obligations outstanding at such time (or, if the L/C Commitment Increase is in effect, the greater of the outstanding L/C Obligations or $5,000,000) exceeds the Revolving Loan Borrowing Limit at such time, the Borrowers shall repay an amount equal to such excess by payment to the Administrative Agent for the account of the Lenders immediately upon notice from the Administrative Agent.

          (d) Mandatory Prepayments in the Ordinary Course of the Borrowers' Business. In order to obtain a partial release of the Mortgage encumbering a Unit of Sold Inventory upon the settlement of such Unit, the Borrowers shall prepay the Revolving Loans as and when such Sold Inventory is settled in the ordinary course of the Borrowers' business in accordance with the provisions of this Section 2.3.

               (1) Upon the closing of the sale of Sold Inventory, the Borrowers shall pay the Administrative Agent an amount equal to the then applicable Borrowing Base amount for such Unit, as shown on the Borrowing Base Report most recently submitted by the Borrowers and approved by the Collateral Agent in its sole discretion (the "Release Amount"). Such Release Amount will be applied to repayment of the Revolving Loans in accordance with Section 2.3(f).

               (2) Regardless of the payment of the Release Amount or any other prepayment under this Section 2.3, the Collateral Agent shall have no obligation to release any Collateral from the lien of a Mortgage during the continuation of an Event of Default. If the Required Lenders (each Lender deciding to approve or disapprove in its sole discretion) elect to release any Unit from the lien of a Mortgage during the continuation of any Event of Default, the

          Release Amount shall be the greatest of (i) 100% of the Actual Costs Incurred for such Unit, (ii) 80% of the Contract Price for such Unit, or (iii) 100% of the net sales proceeds for such Unit.

          (e) Voluntary Prepayments. The Borrowers shall have the right to prepay the amount outstanding under the Revolving Loans in whole or in part at any time on any Business Day as long as such prepayment is in accordance with the terms of this Section 2.3(e). The Borrowers shall be entitled to have Lots and Units released from the lien of the applicable Mortgage, upon payment to the Administrative Agent of the amounts specified in Section 2.3(d)(1) hereof with respect to each such Lot or Unit, if any. Notwithstanding the foregoing, the Collateral Agent shall not release a Lot or Unit from the lien of a Mortgage if such release would cause the outstanding principal balance of the Revolving Loans to exceed the then applicable Revolving Loan Borrowing Limit or, while the Term Loan is outstanding, cause the aggregate outstanding balance of the Loans to exceed 75% of the Value of Borrowing Base Assets after such release or, after October 30, 2000, cause the aggregate outstanding balance of the Loans and the L/C Obligations to exceed 80% of the Value of Borrowing Base Assets after such release.

          (f) Application of Payments. Payments received by the Administrative Agent pursuant to this Section 2.3 shall be applied first to the principal amount of outstanding Revolving Loans and second to the principal amount of the outstanding Reimbursement Obligation, if any.

          (g) Prepayment Procedures.

               (1) Each prepayment, other than a prepayment made under Section 2.3(d), shall be made pursuant to a Notice of Prepayment from the Borrowers to the Lender, which notice shall be substantially in the form attached hereto as Exhibit "I" and shall specify the principal amount to be prepaid and the date of prepayment (which shall be a Business Day), be irrevocable, and be effective only if received by the Administrative Agent not later than 1:00 p.m. Charlotte time on the prepayment date. Upon receipt of such notice the Administrative Agent shall promptly notify each Lender. If a Notice of Prepayment is given, the amount specified in such notice shall be due and payable on the date set forth in such Notice.

               (2) If no Event of Default exists and is continuing, any prepayment made pursuant to the provisions of Section 2.3(c), Section 2.3(d) or Section 2.3(e), as applicable, shall be applied in accordance with the provisions of Section 2.3(f). Any prepayment made while an Event of Default exists and is continuing shall be applied to accrued and unpaid fees, late charges, interest, and principal due under the Credit Facility, in any order and in any manner that the Required Lenders deem desirable in their collective absolute discretion.

         2.4 Revolving Credit Notes. Each Lender's Revolving Loans and the obligation of the Borrowers to repay such Revolving Loans shall be evidenced by a separate Revolving Credit Note executed by the Borrowers payable to the order of such Lender representing the obligation of the Borrowers to pay such Lender's Revolving Credit Commitment or, if less, the aggregate unpaid principal amount of all Revolving Loans made and to be made by such Lender to the Borrowers hereunder, plus interest and all other fees, charges and other amounts due thereon.

Each Revolving Credit Note shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 5.1.

         2.5 Permanent Reduction of Revolving Credit Commitment. The Borrowers shall have the right, to be exercised no more than once in any calendar quarter upon thirty (30) days' prior written notice to the Administrative Agent, to reduce by $5,000,000.00 or an integral multiple thereof or terminate entirely the Revolving Credit Commitment, whereupon the Commitments of the Lenders shall be reduced pro tanto in accordance with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. In no event may the Borrowers reduce the Revolving Credit Commitment to an amount less than the outstanding principal balance of the Revolving Loan, including the L/C Obligations, unless the Borrowers make a prepayment in accordance with Section
2.3. Promptly after receiving any notice of the Borrowers delivered pursuant to this Section 2.5, the Administrative Agent will notify the Lenders of the substance thereof. No reduction or termination of the Commitments may be reinstated.

         2.6 Revolving Credit Maturity Date Extension.

          (a) Upon receipt of an application from the Borrowers for an extension of the Revolving Credit Maturity Date, received by the Agents at least fourteen (14) months before the then current Revolving Credit Maturity Date (as the same may be extended from time to time), the Lenders will consider a one-year extension of the then current Revolving Credit Maturity Date so as to effect a two-year rolling maturity for the Revolving Credit Facility. Each Lender may grant or withhold approval of such extension in its sole and unreviewable discretion. The Administrative Agent will advise the Borrowers of the Lenders' decision with respect to renewal no later than October 1 of each year in which the Borrowers have requested an extension of the then current Revolving Credit Maturity Date.

          (b) If the Lenders holding 75% or more of the outstanding principal balance of the Revolving Credit Facility, but not all Lenders, elect to extend the Revolving Credit Maturity Date, the Arranger shall use commercially reasonable efforts to find a replacement Lender or Lenders for the Lender or Lenders that did not elect to extend the Revolving Credit Maturity Date and shall do so within three (3) months after the Lenders notify the Administrative Agent of such Lenders' initial decision not to extend the Revolving Credit Maturity Date. If the Arranger is successful in finding a replacement Lender or Lenders, such that there is then unanimous consent by the Lenders to extend the Revolving Credit Maturity Date, then the Revolving Credit Maturity Date shall be extended for an additional year.

          (c) If the Arranger is not successful in finding a replacement Lender or Lenders or if the Lenders holding more than 25% of the outstanding principal balance of the Revolving Credit Facility elect not to extend the then current Revolving Credit Maturity Date for a one year period, the Lenders will in any event extend the then current Revolving Credit Maturity Date for a period of six (6) months (the "Modified Extension Period"). During the Modified Extension Period, the Lenders shall continue to make Revolving Loans subject to all of the terms and conditions of this Agreement; provided that the Lenders shall have no obligation to make advances for Lots that are not in Approved Subdivisions at the commencement of the

     Modified Extension Period or for Lots that are not either owned by one of the existing Borrowers or under contract or option to purchase by one of the Borrowers at the commencement of the Modified Extension Period. If the Borrowers elect to accept such funds during the Modified Extension Period, the Borrowers will pay the Annual Revolving Loan Fee provided for in
     Section 5.2(d)(3).


                                   ARTICLE III

                                  L/C FACILITY

         3.1 L/C Commitment.

          (a) Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4, agrees to issue standby letters of credit ("Letters of Credit") for the account of the Borrowers on a joint and several basis on any Business Day from the Closing Date through but not including the Revolving Credit Maturity Date (as the same may be extended pursuant to Section 2.6) in such form as may be approved from time to time by the Issuing Lender; provided that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, the L/C Obligations would exceed the L/C Maximum Availability.

          (b) Increase in L/C Commitment. At any time after the outstanding principal balance of the Term Loan plus the remaining unfunded availability under the Term Loan Commitment is less than or equal to $15,000,000, then upon request of the Borrowers the Administrative Agent shall increase the L/C Commitment from $5,000,000 to $10,000,000. The L/C Commitment Increase shall be effective upon the Borrowers' payment of the increased Annual Revolving Loan Fee under Section 5.2(d), if applicable. The Administrative Agent shall promptly notify the Lenders that the L/C Commitment Increase is in effect.

          (c) Each Letter of Credit shall (i) be  denominated  in U.S.  Dollars,
     (ii) be a standby letter of credit issued to support obligations of the Borrowers or any of their Subsidiaries, contingent or otherwise, incurred in the ordinary course of business in connection with the purchase or development of real estate assets and such other purposes as may be approved by the Collateral Agent, (iii) expire on a date no later than the then applicable Revolving Credit Maturity Date, and (iv) be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of Maryland. The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by any Applicable Law. References herein to "issue" and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any Existing Letters of Credit, unless the context otherwise requires.

         3.2 Procedure for Issuance of Letters of Credit. The Borrowers may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at the Administrative Agent's Office an Application therefor, completed to the satisfaction of the

Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may reasonably request. Upon receipt of any Application, the Issuing Lender shall process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 3.1 and Article VI and to closing hereof, and to the execution by the Borrowers of a Letter of Credit Agreement, promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three (3) Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrowers. The Issuing Lender shall furnish to the Borrowers a copy of such Letter of Credit and notify each Lender of the issuance and upon request by any Lender furnish to such Lender a copy of such Letter of Credit and the amount of each Lender's L/C Participation therein, all promptly following the issuance of such Letter of Credit.

         3.3 Commissions and Other Charges. There shall be no commission or other charges payable by the Borrowers in connection with issuance of Letters of Credit hereunder; provided, however, that this provision shall not be deemed a waiver of any of the terms and conditions of the Letter of Credit Agreement.

         3.4 L/C Participations.

          (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Credit Commitment Percentage in the Issuing Lender's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrowers in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Commitment Percentage of the amount of such draft, or any part thereof, that is not so reimbursed. The obligation of each L/C Participant to pay such amount shall be unconditional and irrevocable under any and all circumstances and may not be terminated, suspended or delayed for any reason, including any Default or Event of Default.

          (b) Upon becoming aware of any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to this Section 3.4 in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit, the Issuing Lender shall notify each L/C Participant of the amount and due date of such required payment and such L/C Participant shall pay to the Issuing Lender the amount specified on the applicable due date. If any such amount is paid to the Issuing Lender after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand, in addition to such amount, the product of (i) such amount, times (ii) the daily average Federal Funds Rate as determined by the Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of the Issuing Lender with respect to any amounts owing under this Section 3.4(b) shall be conclusive in the absence of manifest error. With respect to payment to the Issuing Lender of the unreimbursed amounts described in this Section 3.4(b), if the L/C Participants receive notice (A) prior to 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due that Business Day, and (B) after 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due on the following Business Day.

          (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its Revolving Credit Commitment Percentage of such payment in accordance with this Section 3.4, the Issuing Lender receives any payment related to such Letter of Credit (whether directly from any Borrower or otherwise), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

         3.5 Reimbursement Obligation of the Borrowers. The Borrowers jointly and severally agree to reimburse the Issuing Lender on each date on which the Issuing Lender notifies the Borrowers of the date and amount of a draft paid under any Letter of Credit for the amount of (a) such draft properly paid and
(b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender at its address for notices specified herein in lawful money of the United States and in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by the Borrowers under this Article III from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate that is provided for in the Letter of Credit Agreement. Unless the Borrowers have otherwise previously reimbursed the Issuing Lender, then on the date on which the Issuing Lender notifies the Borrowers of the date and amount of a draft paid under any Letter of Credit, the Borrowers shall be deemed to have timely given a Notice of Borrowing hereunder to the Administrative Agent requesting the Lenders to make a Revolving Loan on such date in an amount equal to the amount of such drawing and, regardless of whether the conditions precedent specified in Article VI have been satisfied, the Lenders shall make Revolving Loans in such amount, the proceeds of which shall be applied to reimburse the Issuing Lender for the amount of the related drawing and costs and expenses.

         3.6 Obligations  Absolute.  The obligations of the Borrowers under this
Article III (including without limitation the Reimbursement Obligation) shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment that the Borrowers may have or have had against the Issuing Lender or any beneficiary of a Letter of Credit. The Borrowers also agree with the Issuing Lender that, except as otherwise provided by Applicable Law, the Issuing Lender shall not be responsible for, and the Reimbursement Obligation of the Borrowers under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrowers and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of a Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Lender's gross negligence or willful misconduct. The Borrowers agree that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs and, to the extent not inconsistent therewith, the UCC shall be binding on the Borrowers and shall not result in any liability of the Issuing Lender to the Borrowers. The responsibility of the Issuing Lender to the Borrowers in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

         3.7 Effect of Application and Letter of Credit Agreement. To the extent that any provision of any Application related to any Letter of Credit or the Letter of Credit Agreement executed in connection therewith is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply.

         3.8 Resignation of the Issuing Lender, Successor Issuing Lender. Subject to the appointment and acceptance of a successor as provided below, the Issuing Lender may resign at any time by giving notice thereof to the Administrative Agent, the L/C Participants and the Borrowers. Upon any such resignation, the Administrative Agent, with the consent of the Required Lenders, shall appoint a successor Issuing Lender, which successor shall be a Lender and shall have minimum capital and surplus of at least $500,000,000. If no successor Issuing Lender shall have been so appointed and shall have accepted such appointment within thirty (30) days after the Issuing Lender's giving of notice of resignation, then the Administrative Agent shall, on behalf of the Lenders, appoint a successor Lender as Issuing Lender, which successor shall have minimum capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Issuing Lender hereunder by a successor Issuing Lender, such successor Issuing Lender shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Issuing Lender, and the retiring Issuing Lender shall be discharged from all future duties and obligations hereunder as Issuing Lender; provided that in no event shall such appointment of a successor Issuing Lender affect the obligations of the retiring Issuing Lender and the L/C Participants under any then outstanding Letters of Credit, including Letters of Credit issued during the thirty (30) day notice period. After any retiring Issuing Lender's resignation hereunder as Issuing Lender, the provisions of this Section 3.8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Issuing Lender.


                                   ARTICLE IV

                               TERM LOAN FACILITY

         4.1 Term Loan. The Term Loan shall be in an amount not to exceed the Term Loan Commitment. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make advances under the Term Loan to the Borrowers on a joint and several basis from the Closing Date through October 30, 2000 (at which time the Term Loan Commitment shall expire), as requested by WHI on behalf of the Borrowers in accordance with Section 4.3(a); provided that (a) each Term Loan advance shall not exceed the Term Loan Maximum Availability; (b) the aggregate principal amount of the Term Loan from any Lender shall not exceed such Lender's Term Loan Commitment; and (c) the proceeds of the Term Loan shall be used solely for payments due under the Senior Notes (or to reimburse WHI for payments made under the Senior Notes). The Term Loan may be funded in one or two advances, at Borrowers' election, as long as the final advance of the Term Loan occurs not later than October 30, 2000.

         4.2 Permanent Reduction of Term Loan Commitment. The Borrowers shall have the right, to be exercised no more than once, upon thirty (30) days' prior written notice to the Administrative Agent, to reduce or terminate entirely the Term Loan Commitment, whereupon the Commitments of the Lenders shall be reduced pro tanto in accordance with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. In no event may the Borrowers reduce the Term Loan Commitment to an amount less than the outstanding principal balance of the Term Loan unless the Borrowers make a prepayment in accordance with Section 4.5. Promptly after receiving any notice of the Borrowers delivered pursuant to this Section 4.2, the Administrative Agent will notify the Lenders of the substance thereof. No reduction or termination of the Commitments may be reinstated.

         4.3 Procedures for Advances of Term Loan.

          (a) Requests for Term Loan Borrowing. WHI, on behalf of the Borrowers, shall give the Agents irrevocable prior written Notice of Borrowing in the form attached hereto as Exhibit "H", not later than 11:00 a.m. Charlotte time, at least two (2) Business Days before the date upon which the Borrowers intend the Lenders to make an advance under the Term Loan. Such Notice of Borrowing shall specify (A) the date of such proposed borrowing, which shall be a Business Day; (B) the amount of such borrowing; and (C) a recalculation of the Value of Borrowing Base Assets and Total Debt to Net Worth Ratio to demonstrate that the Borrowers qualify for the requested advance. Notices received after 11:00 a.m. Charlotte time shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each Notice of Borrowing.

          (b) Funding Procedure. Upon receipt of a Notice of Borrowing and supporting information, the Collateral Agent will verify and recompute, as necessary, the calculations in the Notice of Borrowing and supporting information until the Collateral Agent is satisfied that the Notice of Borrowing and supporting information comply with the terms of this Agreement. On the basis of the Notice of Borrowing and supporting information, as so modified if necessary, the Collateral Agent will determine the Term Loan amount for which the Borrowers satisfy all funding conditions set forth in this Agreement. Not later than 2:00 p.m. (Charlotte time) on the proposed borrowing date, each Lender will make available to the Administrative Agent, for the account of the Borrowers, at the Administrative Agent's Office in funds immediately available to the Administrative Agent, such Lender's Term Loan Commitment Percentage of the Term Loan advance to be made on such borrowing date. The failure or refusal of any Lender to make available to the Administrative Agent at the aforesaid time and place on any borrowing date the amount of its Term Loan Commitment Percentage of the requested Term Loan advance shall not relieve any other Lender from its several obligation hereunder to make available to the Administrative Agent the amount of such other Lender's Term Loan Commitment Percentage of any requested Term Loan advance. Upon receipt from each Lender of such amount, and upon the Borrowers' satisfaction of the conditions to funding set forth in this Agreement, the Administrative Agent will make available to the Borrowers the aggregate amount of such Term Loan advance made available to the Administrative Agent by the Lenders. The Borrowers hereby irrevocably authorize the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section 4.3 in immediately available funds by crediting or wiring such proceeds to the deposit account of the Borrower identified in the most recent Notice of Account Designation delivered by the Borrowers to the Administrative Agent or as may be otherwise agreed upon by the Borrowers and the Administrative Agent from time to time. Subject to Section 5.6, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Term Loan advance requested pursuant to this Section 4.3 to the extent that any Lender has not made available to the Administrative Agent its Term Loan Commitment Percentage of such advance

         4.4 Repayment of Term Loan The Borrowers shall repay the aggregate outstanding principal amount of the Term Loan in principal payments of Two Million and 00/100 Dollars ($2,000,000.00) every six (6) months during the Term Loan Term, the first payment being due on the first day of the month that is six
(6) months after the initial advance of the Term Loan. At the commencement of the first extension term of the Term Loan, if the option to extend is exercised by the Borrowers in accordance with Section 4.6, the semiannual principal payment due during each extension term shall be recalculated to be the greater of (a) Two million and 00/100 Dollars ($2,000,000.00) or (b) the amount that would cause the then outstanding principal balance of the Term Loan to amortize fully in three (3) years (i.e., the amount resulting from the division of the then outstanding principal balance of the Term Loan by six [6]). All remaining principal and interest shall be due on the then current Term Loan Maturity Date.

         4.5 Prepayment of Term Loan

          (a) Voluntary Prepayments. The Borrowers shall have the right to prepay the principal outstanding under the Term Loan in whole or in part on the last day of the then applicable Interest Period. The Borrowers may not prepay part or all of the Term Loan on any day other than on the last day of the Interest Period applicable thereto unless such prepayment is accompanied by any amount required to be paid pursuant to Section 5.8. Any prepayment will also be accompanied by payment of all accrued and unpaid interest due to the date of prepayment on the principal amount prepaid and all other fees, expenses and other sums due and owing under the Loan Documents. Any partial prepayment of the Term Loan will be applied to installments of principal due in their inverse order of maturity. A prepayment of the Term Loan shall not entitle the Borrowers to have any Borrowing Base Asset released from the lien of any of the Mortgages.

          (b) Prepayment Procedures.

               (1) Each prepayment shall be pursuant to a Notice of Prepayment from the Borrowers to the Administrative Agent, which Notice shall specify the principal amount to be prepaid and the date of prepayment (which shall be a Business Day), be irrevocable, and be effective only if received by the Administrative Agent not later than 1:00 p.m. Charlotte time three (3) Business Days before the prepayment date. Upon receipt of such notice the Administrative Agent shall promptly notify each Lender. If such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice.

               (2) Any prepayment made while an Event of Default exists and is continuing shall be applied to accrued and unpaid fees, late charges, interest, and principal due under the Credit Facility, in any order and in any manner that the Required Lenders deem desirable in their collective absolute discretion.

          (c) No Reborrowing of Term Loan. Amounts paid under the Term Loan pursuant to Section 4.4, Section 4.5 or otherwise may not be reborrowed and will constitute a permanent reduction in the Term Loan Commitment.

         4.6 Term Loan Maturity Date Extension. By written notice to the Agents given at least sixty (60) days before the then current Term Loan Maturity Date, the Borrowers shall have three (3) separate one-year options to extend the Term Loan Maturity Date subject to satisfaction of each of the following extension conditions.

          (a) The Borrowers shall have paid to the Administrative Agent the Term Loan Extension Fee described in Section 5.2(c) on or before five (5)
     Business   Days  before  the  then   current  Term  Loan   Maturity   Date.

          (b) No Event of Default shall have occurred.

          (c) The Borrowers are in compliance with all Financial Covenants and all other covenants to be kept or performed by any of the Borrowers under the Loan Documents.

          (d) The Borrowers shall have made all principal payments due under the Term Loan in accordance with this Agreement.

          (e) The Borrowers shall demonstrate an annual Debt Service Coverage Ratio of at least 1.2:1 measured for the Borrowers' immediately prior Fiscal Year.

          (f) No Material Adverse Change in the Borrowers' Consolidated financial condition shall have occurred since such financial condition was most recently tested by the Collateral Agent (as of the Closing Date or the commencement of the then current extension term, whichever is applicable).

         4.7 Term Notes. Each Lender's Term Loan and the obligation of the Borrowers to repay such Term Loan shall be evidenced by a separate Term Note executed by the Borrowers payable to the order of such Lender representing the obligation of the Borrowers to pay such Lender's Term Loan Commitment in accordance with the terms of this Agreement. Each Term Note shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 5.1.


                                   ARTICLE V .

                            GENERAL LOAN PROVISIONS .

         5.1 Interest.

          (a) Interest on Revolving Loans. Interest shall accrue and be payable on the outstanding principal balance of the Revolving Loans at a fluctuating per annum rate of interest equal to the Revolving Loan Rate, which shall be subject to daily adjustments based upon daily fluctuations in the LIBOR Market Index Rate.

          (b) Interest on Term Loan. Interest shall accrue and be payable on the outstanding principal balance of the Term Loan at a fluctuating per annum rate of interest equal to the Term Loan Rate, which shall be effective for a one month interest period (each, an "Interest Period"). The Interest Period shall commence on the date each Term Loan advance and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the next preceding Interest Period expires. If any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day. Any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period. No Interest Period shall extend beyond the Term Loan Maturity Date.

          (c) Late Charges; Post-Default Interest. If any regularly scheduled monthly installment of principal and/or interest is not paid within ten
     (10) calendar days after it is due, the Borrowers agree to pay to the Administrative Agent for the account of the Lenders as a late charge, and in addition to the amount of such payment, a sum equal to five percent (5%) of the amount of such delinquent payment. Notwithstanding the provisions of Sections 5.1(a) and 5.1(b), each Borrower, jointly and severally, hereby promises to pay to the Lenders interest at the Post-Default Rate on the full principal amount outstanding of all Loans, and (to the fullest extent permitted by law) on any interest or other amount payable by the Borrowers hereunder or under the Notes, (i) for any period during which an Event of Default under any of the Loans has occurred and is continuing and (ii) when any amount payable under any of the Notes is not paid in full when due (whether on demand or at stated maturity, by acceleration or otherwise), for the period commencing on the date such amount is due until the same is paid in full to the extent permitted by Applicable Law. Interest shall continue to accrue on the Notes after the filing by or against any Borrower of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.

          (d) Interest Payment and Computation. The Borrowers, jointly and severally, shall pay to the Administrative Agent monthly, in arrears, on the 15th day of each month (commencing on the date hereof) and on the date the Loans are paid in full and the Aggregate Commitment is terminated, interest on the unpaid principal amount of the Loans at the applicable interest rates set forth in this Section 5.1. All interest rates, fees and commissions provided in this Agreement shall be computed on the basis of a 360-day year and assessed for the actual number of days elapsed.

          (e) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under any of the Notes charged or collected pursuant to the terms of this Agreement or pursuant to any of the Notes exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent's option (i) promptly refund to the Borrowers any interest received by the Lenders in excess of the maximum lawful rate or (ii) shall apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrowers not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrowers under Applicable Law.

         5.2 Loan Fees

          (a) Term Loan Commitment Fee. The Borrowers shall pay a non-refundable commitment fee for the Term Loan (the "Term Loan Commitment Fee") in an amount equal to 0.25% of the Term Loan Commitment. The Term Loan Commitment Fee has been fully earned and is payable to the Administrative Agent, for the account of the Lenders, on the Closing Date. No portion of the Term Loan Commitment Fee shall be refunded upon a reduction or termination of the Term Loan Commitment.

          (b) Term Loan Draw Fee. The Borrowers shall pay a draw fee (the "Term Loan Draw Fee") in an amount equal to 0.15% of each advance of the Term Loan. Such Term

     Loan Draw Fee shall be due and payable to the Administrative Agent, for the account of the Lenders, at the time of each Term Loan advance.

          (c) Term Loan Extension Fee. As a condition to exercising each option to extend the Term Loan Maturity Date pursuant to Section 4.6, the Borrowers shall pay to the Administrative Agent, for the account of the Lenders, an extension fee (the "Term Loan Extension Fee") in an amount equal to 0.30% of the outstanding principal balance of the Term Loan on or before five (5) Business Days before the then current Term Loan Maturity Date.

          (d) Annual Revolving Loan Fee.

               (1) The Borrowers shall pay to the Administrative Agent, for the account of the Lenders, an annual fee (the "Annual Revolving Loan Fee") in the amount of 0.40% of the aggregate Revolving Credit
          Commitment as of October 30 of each year during the Revolving Credit Term, as the Revolving Credit Commitment may be reduced or increased in accordance with this Agreement. The Annual Revolving Loan Fee shall be payable in advance on October 30 of each year during the Revolving Credit Term. The Borrowers shall pay on the Closing Date a prorated fee for the period from the Closing Date through October 30, 2000. If the Borrowers elect to reduce the Revolving Credit Commitment as of a date other than October 30 of any year, there will be no pro rata reduction of the Annual Revolving Loan Fee with respect to the remaining portion of such year.

               (2) If the Borrowers elect to increase the L/C Commitment (as provided in the definition of "L/C Commitment"), thereby increasing the Revolving Credit Commitment accordingly and elect to do so as of a date other than October 30 of any year, the Borrowers shall pay a pro rata increase in the Annual Revolving Loan Fee calculated on the increase in the L/C Commitment prorated from the effective date of the L/C Commitment increase to the next October 30. The payment of such increased Annual Revolving Loan Fee shall be a condition to the effectiveness of the L/C Commitment increase.

               (3) If the Revolving Credit Facility is extended for a Modified Extension Period as provided for in Section 2.6(c), the Borrowers will pay an Annual Revolving Loan Fee for such period, pro-rated over such six month period and based on the Revolving Credit Commitment at the commencement of the Modified Extension Period.

          (e) Administrative Agent's Fees. In order to compensate the Administrative Agent for structuring and syndicating the Credit Facility and for its obligations hereunder, the Borrowers agree to pay to the Administrative Agent, for its account, the fees set forth in the Fee Letter.

         5.3 Manner of Payment. Each payment by the Borrowers on account of the principal of or interest on the Loans or of any fee or other amounts (including the Reimbursement Obligation) payable to the Lenders under this Agreement or the Notes shall be made not later than 1:00 p.m. (Charlotte time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office for the account of the Lenders (other than as set forth below) pro rata in accordance with their respective

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


Commitment Percentages, in U.S. Dollars, in immediately available funds and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. (Charlotte time) on such day shall be deemed a payment on such date for the purposes of Section 10.1(a), but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. (Charlotte time) shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each Lender at its address for notices set forth herein its pro rata share of such payment in accordance with such Lender's Commitment Percentage and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent of Agents' fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender hereunder shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to Section 5.1(b), if any payment under this Agreement or any Note shall be specified to be made upon a day that is not a Business Day, it shall be made on the next succeeding day that is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment.

         5.4 Crediting of Payments and Proceeds. If the Borrowers shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to Section 10.2, all payments received by the Lenders upon the Notes and the other Obligations and all net proceeds from the enforcement of the Obligations shall be applied first to all expenses then due and payable by the Borrowers hereunder, then to all indemnity obligations then due and payable by the Borrowers hereunder, then to all Agents' fees then due and payable, then to all other fees then due and payable, then to accrued and unpaid interest on the Notes and the Reimbursement Obligation (pro rata in accordance with all such amounts due), then to the principal amount of the Notes and Reimbursement Obligation, and then to the cash collateral account described in Section 10.2 to the extent of any L/C Obligations then outstanding.

         5.5 Adjustments. If any Lender (a "Benefited Lender") shall at any time receive any payment of all or part of its Extensions of Credit, or interest thereon, or if any Lender shall at any time receive any collateral in respect to its Extensions of Credit (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion (relative to such Lender's Commitment Percentage) than any such payment to and collateral received by any other Lender, if any, in respect of such other Lender's Extensions of Credit, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Extensions of Credit, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders in accordance with their respective Commitment Percentages;
provided that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the extent of such recovery, but without interest. The Borrowers agree that each Lender so purchasing a portion of another Lender's Extensions of Credit may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

         5.6 Nature of Obligations of Lenders Regarding Extensions of Credit, Assumption by the Administrative Agent. The obligations of the Lenders under this Agreement to make the Loans and issue or participate in Letters of Credit are several and are not joint or joint and several. Unless the Administrative Agent shall have received notice from a Lender prior to a proposed borrowing date that such Lender will not make available to the Administrative Agent such Lender's ratable portion of the amount to be borrowed on such date (which notice shall not release such Lender of its obligations hereunder), the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the proposed borrowing date in accordance with Sections 2.2(c) and 4.3(b), and the Administrative Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If such amount is made available to the Administrative Agent on a date after such borrowing date, such Lender shall pay to the Administrative Agent on demand an amount, until paid, equal to the product of (a) the amount of such Lender's Commitment Percentage of such borrowing, times (b) the daily average Federal Funds Rate during such period as determined by the Administrative Agent, times
(c) a fraction the numerator of which is the number of days that elapse from and including such borrowing date to the date on which such Lender's Commitment Percentage of such borrowing shall have become immediately available to the Administrative Agent and the denominator of which is 360. A certificate of the Administrative Agent with respect to any amounts owing under this Section 5.6 shall be conclusive, absent manifest error. If such Lender's Commitment Percentage of such borrowing is not made available to the Administrative Agent by such Lender within three (3) Business Days of such borrowing date, the Administrative Agent shall be entitled to recover such amount made available by the Administrative Agent with interest thereon at the Revolving Loan Rate if the Loan is a Revolving Loan or at the Term Loan Rate if the Loan is a Term Loan advance, on demand, from the Borrowers. The failure of any Lender to make available its Commitment Percentage of any Loan shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Commitment Percentage of such Loan available on such borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Commitment Percentage of such Loan available on the borrowing date.

         5.7 Changed Circumstances.

          (a) Circumstances Affecting LIBOR Rate Availability. If with respect to any Term Loan Interest Period the Administrative Agent or any Lender (after consultation with Administrative Agent) shall determine that, by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in eurodollars, in the applicable amounts are not being quoted via Telerate Page 3750 or offered to the Administrative Agent or such Lender for such period, then the Administrative Agent shall forthwith give notice thereof to the Borrowers. Thereafter, until the Administrative Agent notifies the Borrowers that such circumstances no longer exist, the obligation of the Lenders to make Term Loan advances at the Term Loan Rate shall be suspended, and the then outstanding principal amount of the Term Loan, shall be converted to accrue interest at a rate based upon an alternate index reasonably selected by the Administrative Agent as comparable to the LIBOR Rate plus the applicable margin included in the Term Loan Rate as of the date of such notice.

          (b) Laws Affecting LIBOR Rate Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any LIBOR Based Rate Loan, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrowers and the other Lenders. Thereafter, until the Administrative Agent notifies the Borrowers that such circumstances no longer exist, the obligations of the Lenders to make LIBOR Based Rate Loans shall be suspended and thereafter the outstanding balance under the Revolving Credit Notes shall bear interest at a rate based upon an alternate index selected by the Administrative Agent as reasonably comparable to LIBOR plus 175 basis points and the outstanding balance under the Term Notes shall bear interest at a rate based upon an alternate index selected by the Administrative Agent as reasonably comparable to LIBOR the 285 basis points.

          (c) Increased Costs. If, after the date hereof, the introduction of, or any change in, any Applicable Law, or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of such Governmental Authority, central bank or comparable agency:

               (1) shall subject any of the Lenders (or any of their respective Lending Offices) to any tax, duty or other charge with respect to any Note, Letter of Credit or Application (except such taxes, duties or charges that are imposed as a result of the financial condition of the particular Lender, as opposed to being imposed on lenders generally) or shall change the basis of taxation of payments to any of the Lenders (or any of their respective Lending Offices) of the principal of or interest on any Note, Letter of Credit or Application or any other amounts d due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income or gross receipts of any of the Lenders or any of their respective Lending Offices imposed by the jurisdiction in which such Lender is organized or is or should be qualified to do business or such Lending Office is located); or

               (2) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance or capital or similar requirement against assets of, deposits with or for the account of, or credit extended by any of the Lenders (or any of their respective Lending Offices) or shall impose on any of the Lenders (or any of their respective Lending Offices) or the foreign exchange and interbank markets any other condition affecting any Note; and the result of any of the foregoing is to increase the costs to any of the Lenders of maintaining any LIBOR Based Rate Loan or issuing or participating in Letters of Credit or to reduce the yield or amount of any sum received or receivable by any of the Lenders under this Agreement or under the

          Notes in respect of a LIBOR Based Rate Loan or Letter of Credit or Application, then such Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify the
          Borrowers of such fact and demand compensation therefor and, within fifteen (15) days after such notice by the Administrative Agent, the Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender or Lenders for such increased cost or reduction (except to the extent such increased cost or reduction is a consequence of the financial condition of the particular Lender, as opposed to being imposed on Lenders generally). The Administrative Agent will promptly notify the Borrowers of any event of which it has knowledge which will entitle such Lender to compensation pursuant to this Section 5.7(c); provided that the Administrative Agent shall incur no liability whatsoever to the Lenders or the Borrowers in the event the Administrative Agent fails to do so. The amount of such compensation shall be determined, in the applicable Lender's sole discretion, based upon the assumption that such Lender funded its Commitment Percentage of the LIBOR Based Rate Loans in the London interbank market, and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrowers through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

         5.8 Indemnity. The Borrowers hereby indemnify each of the Lenders against any loss or expense which may arise or be attributable to each Lender's obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by the Borrowers to make any payment when due of any amount due hereunder in connection with the Term Loan, (b) due to any failure of the Borrowers to borrow a Term Loan advance on a date specified therefor in a Notice of Borrowing or (c) due to any payment or prepayment of the Term Loan on a date other than the last day of the Interest Period therefor. The amount of such loss or expense shall be determined, in the applicable Lender's sole discretion, based upon the assumption that such Lender funded its Commitment Percentage of the Term Loan in the London interbank market, and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrowers through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

         5.9 Capital Requirements. If either (a) the introduction of, or any change in, or in the interpretation of, any Applicable Law or (b) compliance with any guideline or request from any central bank or comparable agency or other Governmental Authority (whether or not having the force of law but provided such request is made to lenders generally and not to a particular Lender by reason of its financial condition), has or would have the effect of reducing the rate of return on the capital of, or has affected or would affect the amount of capital required to be maintained by, any Lender or any corporation controlling such Lender as a consequence of, or with reference to the Commitments and other commitments of this type, below the rate that the Lender or such other corporation could have achieved but for such introduction, change or compliance, then within five (5) Business Days after written demand by any such Lender, the Borrowers shall pay to such Lender from time to time as specified by such Lender additional amounts sufficient to compensate such Lender or other corporation for such reduction. A certificate as to such amounts submitted to the Borrowers and the Administrative Agent by such Lender, shall, in the absence of manifest error, be presumed to be correct and binding for all purposes.

         5.10 Taxes.

          (a) Payments Free and Clear. Any and all payments by the Borrowers hereunder or under the Notes or the Letters of Credit shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto excluding, (i) in the case of each Lender and the Administrative Agent, income, gross receipts and franchise taxes imposed by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or is or should be qualified to do business or any political subdivision thereof and (ii) in the case of each Lender, income and franchise taxes imposed by the jurisdiction of such Lender's Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrowers shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note or Letter of Credit to any Lender or the Administrative Agent, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.10) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the amount such party would have received had no such deductions been made, (B) the Borrowers shall make such deductions, (C) the Borrowers shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with Applicable Law, and (D) the Borrowers shall deliver to the Administrative Agent evidence of such payment to the relevant taxing authority or other authority in the manner provided in Section 5.10(d).

          (b) Stamp and Other Taxes. In addition, the Borrowers shall pay any present or future stamp, registration, recordation or documentary taxes or any other similar fees or charges or excise or property taxes, levies of the United States or any state or political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Loans, the Letters of Credit, the other Loan Documents, or the perfection of any rights or security interest in respect thereto (hereinafter referred to as "Other Taxes").

          (c) Indemnity. The Borrowers shall indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 5.10) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted; provided that the Borrowers shall be subrogated to the rights of such Lender or Administrative Agent with respect to any claim that such Taxes or Other Taxes were not correctly or legally asserted. Such indemnification shall be made within thirty (30) days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

          (d) Evidence of Payment. Within thirty (30) days after the date of any payment of Taxes or Other Taxes required to be deducted from any sum payable hereunder as provided in Section 5.10(a) above, upon request of the Lender, the Borrowers shall furnish to the Administrative Agent, at its address referred to in Section 12.1, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment satisfactory to the Administrative Agent. Upon request of the Administrative Agent, the Borrowers shall furnish to the Administrative Agent, at its address referred to in Section 12.1, evidence of the payment of real estate taxes relating to the Borrowing Base Assets satisfactory to the Administrative Agent.

          (e) Delivery of Tax Forms. Each Lender organized under the laws of a jurisdiction other than the United States or any state thereof shall deliver to the Borrowers, with a copy to the Administrative Agent, on the Closing Date or concurrently with the delivery of the relevant Assignment and Acceptance, as applicable, (i) two United States Internal Revenue Service Forms 4224 or Forms 1001, as applicable (or successor forms) properly completed and certifying in each case that such Lender is entitled to a complete exemption from withholding or deduction for or on account of any United States federal income taxes, and (ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding taxes. Each such Lender further agrees to deliver to the Borrowers, with a copy to the Administrative Agent, a Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms or manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrowers, certifying in the case of a Form 1001 or 4224 that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes (unless in any such case an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders such forms inapplicable or the exemption to which such forms relate unavailable and such Lender notifies the Borrowers and the Administrative Agent that it is not entitled to receive payments without deduction or withholding of United States federal income taxes) and, in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax.

          (f) Survival. Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 5.10 shall survive the payment in full of the Obligations and the termination of the Commitments.

         5.11 Security. The Obligations of the Borrowers shall be secured as provided in the Mortgages.

                                   ARTICLE VI

                       CONDITIONS OF CLOSING AND BORROWING

         6.1 Conditions to Closing and Initial Extensions of Credit. The obligation of the Lenders to close this Agreement and to make the initial Extensions of Credit hereunder is subject to each of the following conditions:

          (a) Executed Loan Documents. This Agreement, the Revolving Credit Notes, the Term Notes, the Mortgages, and each of the other Loan Documents shall have been duly authorized and executed by the parties thereto, shall be in full force and effect and no default shall exist thereunder, and the Borrowers shall have delivered original counterparts thereof to the Agents.

          (b) Closing Certificates; etc.

               (1) Officer's Certificate of the Borrowers. The Agents shall have received a certificate from a Responsible Officer, in form and substance satisfactory to the Collateral Agent, to the effect that all representations and warranties of the Borrowers contained in this Agreement and the other Loan Documents are true, correct and complete in all material respects; that the Borrowers are not in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; and that the Borrowers have satisfied each of the closing conditions.

               (2) Certificate of Secretary of each Borrower. The Agents shall have received a certificate of the secretary or assistant secretary of each Borrower certifying as to the incumbency and genuineness of the signature of each officer of such Borrower executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles of incorporation of such Borrower and all amendments thereto, (B) the bylaws of such Borrower as in effect on the date of such certifications, (C) resolutions duly adopted by the Board of Directors of such Borrower authorizing the borrowings contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (D) each certificate required to be delivered pursuant to the following subsection.

               (3) Certificates of Good Standing. The Agents shall have received long-form certificates as of a recent date of the good standing of each Borrower under the laws of its jurisdiction of organization and each other jurisdiction where such Borrower is qualified to do business.

               (4) Opinions of Counsel. The Agents shall have received favorable opinions of counsel to the Borrowers (including opinions of counsel admitted to practice in each state where the Borrowing Base Assets are located) addressed to the Agents and the Lenders with respect to the Borrowers, the Loan Documents and such other matters as the Lenders shall request. With respect to matters of entity formation, existence, power, and authority, an opinion of in-house counsel to the Borrowers that is in form and substance satisfactory to the Collateral Agent shall be acceptable.

               (5) Tax Forms. The Agents shall have received copies of the United States Internal Revenue Service form required by Section 5.10(e), if any.

               (6) Borrowing Base Report and Covenant Compliance Certificate. The Agents shall have received a Borrowing Base Report and Covenant Compliance Certificate certified as true and correct by a Responsible Officer of the Borrowers.

          (c) Borrowing Base Assets.

               (1) Filings and Recordings. The Collateral Agent shall have received, ready for filing or recording, all Loan Documents and all other documents necessary to perfect the security interests of the Lenders in the collateral described in the Mortgages.

               (2) UCC Search. The Collateral Agent shall have received the results of a UCC search for the state office filings on all Borrowers in those jurisdictions in which such Borrowers own Borrowing Base Assets.

               (3) Title Matters. The Collateral Agent shall have received a Title Confirmation Letter for each Borrowing Base Asset.

               (4) Hazard and Liability Insurance. The Collateral Agent shall have received certificates of insurance, evidence of payment of all insurance premiums for the current premium period (i.e., one month) of each, and, if requested by the Collateral Agent, copies of insurance policies in the form required under Section 8.9 and otherwise in form and substance reasonably satisfactory to the Collateral Agent.

               (5) Flood Insurance. The Collateral Agent shall have obtained evidence that each Approved Subdivision is not in a flood hazard area designated as such pursuant to the Flood Disaster Act of 1973, as amended, or if it is in such an area, evidence of an appropriate flood insurance policy obtained at the Borrowers' expense and acceptable to the Collateral Agent as to form, substance and coverage.

               (6) Record Plats. The Collateral Agent shall have received the record plat for each Approved Subdivision showing buildings, location of streets, lot lines, setback lines, easements, encroachments and all other matters affecting each Approved Subdivision prepared by a licensed surveyor with a surveyor's certification to the Collateral Agent, on behalf of the Lenders, in a form acceptable to the Collateral Agent.

          (d) Financial Matters.

               (1) Financial Statements. The Agents shall have received copies of the consolidated financial statements of WHI and its Consolidated Subsidiaries as of a date not earlier than April 30, 1999, along with a certification from a Responsible Officer of each

          Borrower that there has been no Material Adverse Change in the financial condition of WHI and its Consolidated Subsidiaries since the date of the statement.

               (2) Payment at Closing; Fee Letter. The Borrowers shall have paid the fees set forth or referenced in Section 5.2 and any other accrued and unpaid fees due hereunder (including, without limitation, legal fees and expenses) to the Administrative Agent and the Lenders, and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, and filing of any of the Loan Documents. The Agents shall have received duly authorized and executed copies of the Fee Letter.

          (e) Consents; Defaults.

               (1) Governmental and Third Party Approvals. The Borrowers shall have obtained all necessary approvals, authorizations and consents of any Person and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by this Agreement and the other Loan Documents.

               (2) No Injunction, Etc. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect to, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Agent's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement and such other Loan Documents.

               (3) No Default. No Default or Event of Default shall have occurred and be continuing.

          (f) Miscellaneous.

               (1) Notice of Borrowing. The Agents shall have received a Notice of Borrowing from WHI on behalf of the Borrowers in accordance with
          Section 2.2(a), and a Notice of Account Designation specifying the account or accounts to which the proceeds of any Loans made after the Closing Date are to be disbursed.

               (2) Proceedings  and Documents.  All opinions,  certificates  and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Lenders. The Lenders shall have received copies of all other instruments and other evidence as the Lenders may reasonably request, in form and substance satisfactory to the Lenders, with respect to the transactions contemplated by this Agreement and the taking of all actions in connection therewith.

               (3) Tax ID. The Administrative Agent shall have received the tax identification or social security number of each Borrower.

               (4) Due Diligence and Other Documents. The Borrowers shall have delivered to the Agents such other documents, certificates and opinions as the Agents may reasonably request in connection with the transactions contemplated hereby.

          (g) Refinancing. On the Closing Date, (i) all Existing Loans made by any Prior Lender that is not a Lender hereunder shall be repaid in full and commitments and other obligations and (except as expressly set forth in the Existing Facility) rights of such Prior Lender shall be terminated; (ii) all outstanding Existing Loans shall be deemed Loans hereunder and the Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Loans, together with any Loans funded on the Closing Date, reflect the Commitments of the Lenders hereunder; (iii) all Existing Letters of Credit shall be deemed Letters of Credit hereunder and each Lender agrees to purchase an L/C Participation therein pursuant to
     Section 3.4 in accordance with its Revolving Credit Commitment  Percentage;
     (iv) there shall have been paid in cash in full all accrued but unpaid interest due on the Existing Loans to but excluding the Closing Date; (v) there shall have been paid in cash in full all accrued but unpaid fees under the Existing Facility due to but excluding the Closing Date and all other amounts, costs and expenses then owing to any of the Prior Lenders and/or any agent under the Existing Facility, in each case to the satisfaction of such agent or Prior Lender, as the case may be, regardless of whether such amounts would otherwise be due and payable at such time pursuant to the terms of the Existing Facility; and (vi) all outstanding promissory notes issued by the Borrowers to the Prior Lenders under the Existing Facility shall have been endorsed and delivered to the Agent to be amended and restated in the form of the Revolving Credit Note and Term Note attached to this Agreement and assigned to the Lenders.

         6.2 Conditions to All Extensions of Credit. The obligations of the Lenders to make any Extensions of Credit is subject to the satisfaction of the following conditions precedent on the relevant borrowing or issue date, as applicable:

          (a) Continuation of Representations and Warranties. The representations and warranties made by the Borrowers in each Loan Document shall be true in all material respects on and as of the date of the proposed Loan or issuance and after giving effect to the proposed Loan or issuance.

          (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing hereunder (i) on the borrowing date with respect to a Loan or after giving effect to the Loans to be made on such date or
     (ii) on the issue date with respect to a Letter of Credit or after giving effect to such Letter of Credit on such date.

          (c) Payment of Loan Fees. All Loan Fees have been paid in respect of each Loan advance.

          (d) Inspections. At the Collateral Agent's option, each Approved Subdivision, Lot and Unit within the Borrowing Base Assets may be inspected by the Compliance Inspector, who shall certify that in the Compliance Inspector's opinion, the Borrowing Base Assets are being developed and the Units are being built in compliance with the terms of this Agreement. Such inspection is solely for the benefit of the Lenders and may not be relied upon by the Borrowers or by any third party. The Collateral Agent intends to cause the Compliance Inspector to inspect fifty percent (50%) of all work in progress on a quarterly basis at the Collateral Agent's expense. If discrepancies, unfavorable to the Lenders, between the percentage of completion represented by the Borrowers and that found by the Compliance Inspector are identified in five percent (5%) or more of the inspected Lots or Units in two consecutive quarters, the Collateral Agent shall have the right to require monthly inspections at Borrowers' expense for as long as the Collateral Agent deems necessary thereafter. Notwithstanding any of the above, the Collateral Agent reserves the right to increase or decrease the frequency of inspections at any time that the Collateral Agent deems necessary or appropriate, in the Collateral Agent's sole discretion and at the Collateral Agent's expense, except as otherwise provided above.

          (e) Title Insurance.

               (1) The Collateral Agent, on behalf of the Lenders, must be provided with a title policy in standard ALTA form (1970 - last amended 10/17/84) from the Title Insurance Company on all Land Under Development that is a Borrowing Base Asset and is reasonably expected to remain a Borrowing Base Asset for more than one year. At the Collateral Agent's discretion, the Collateral Agent may also require that title insurance be provided on Finished Lots that have been Borrowing Base Assets for more than one year.

               (2) Each title policy required under this Agreement shall be in an amount equal to the amount of the Revolving Loans allocated to such Borrowing Base Asset, as determined by the Collateral Agent in its sole discretion, without exceptions as to mechanics' liens, with no other exceptions objectionable to the Collateral Agent, and with a "last dollar" endorsement and other endorsements as the Collateral Agent shall reasonably request. If required by the Title Insurance Company in order to delete mechanics' lien exceptions, the Borrowers must agree to provide an indemnification agreement satisfactory to the Title Insurance Company. Upon the Collateral Agent's request (if the insured amount exceeds the limits from time to time promulgated by the Collateral Agent for the title insurer or insurers providing the title insurance), the Lenders must receive reinsurance and direct access agreements in form and substance reasonably satisfactory to the Collateral Agent in form and amount and with companies acceptable to the Collateral Agent. The Collateral Agent and its counsel must each be provided with legible record copies of all documents listed as exceptions in the title binder. The title policy must assure the Lenders that the roads and ways, upon which the applicable Borrowing Base Asset bounds, are duly dedicated public ways or that other reasonable vehicular access is available. No subsequent title bring-to-date reports will be required so long as the Borrowers pay all payables within 45 days of the date rendered and obtain lien waivers at the time of payment from those contractors who have the right to file mechanic's liens.

               (3) Title insurance will not be required on Sold Inventory, Spec Units, or Model Units, or on Finished Lots that will be Borrowing Base Assets for less than one year so long as the Borrowers pay all payables within 45 days of the date rendered and obtain lien waivers at the time of payment from their contractors who have the right to file mechanics' liens. Notwithstanding the foregoing, whenever new Lots or Units are added as Borrowing Base

          Assets, the Borrowers must submit to the Collateral Agent a Title Confirmation Letter for each such Lot or Unit. In addition, at the Collateral Agent's option, the Collateral Agent may from time to time obtain, at Lenders' expense, separate title reports for such Lots or Units. Such title reports must indicate that a Borrower owns each Lot or Unit free and clear of all liens and other encumbrances reasonably objectionable to the Collateral Agent, and that such Lot or Unit is subject to a first priority recorded Mortgage. The quarterly Covenant Compliance Certificate will include a certification by the Borrowers that, to the Borrowers' knowledge, no Finished Lot for which the Lenders do not have title insurance has been a Borrowing Base Asset for more than one year. The Collateral Agent will reserve the right to inspect the Borrowers' books and records upon reasonable advance notice to the Borrowers during normal business hours to further monitor compliance with this requirement.

          (f) Material Adverse Change. It shall be a precondition to each advance under the Credit Facility that there has been no Material Adverse Change in the Borrowing Base Assets or the business, operations, or condition (financial or otherwise) of the Borrowers taken as a whole and no event has occurred or condition arisen that could reasonably be expected to have such effect since the Closing Date.

          (g) Contracts of Sale. At the Collateral Agent's option and request, the Collateral Agent shall have received conformed copies of the acquisition or option contracts for all Lots being purchased by the Borrowers within Approved Subdivisions.

          (h) Approved Contracts. At the Collateral Agent's option, the Collateral Agent may from time to time request a copy of the Approved Contract for each Borrowing Base Asset that is identified by the Borrowers as Sold Inventory.

         6.3 Conditions for Additional Lots and Subdivisions. In addition to the requirements set forth above, the Lenders' agreement to make Revolving Loans subsequent to the Closing Date is also conditioned upon satisfaction of the following conditions and receipt by the Collateral Agent of the following documents, each of which shall be satisfactory in form and substance to the Collateral Agent:

          (a) Additional Lots in Approved Subdivision. If the Borrowers request a Revolving Loan to acquire or develop any Lots or construct Units on Lots that are not Borrowing Base Assets, but are in an Approved Subdivision and owned by an existing Borrower, the Borrower or Borrowers that own such Lots shall execute and deliver to the Collateral Agent a Spreader Agreement, which shall be recorded among the land records in the jurisdiction in which such Lots are located, spreading the lien of the applicable Mortgage to such Lots. If the additional Units or Lots are located in a jurisdiction where there are no existing Borrowing Base Assets and, therefore, no Mortgage already of record or if a new Borrower is joining in the Mortgage, the Borrowers shall execute and record a full Mortgage rather than a Spreader Agreement in the applicable jurisdiction. In addition, the Borrowers shall have complied with the applicable provisions of Sections 6.2(e) regarding title matters.

          (b) Approval of Proposed Subdivision. Before the Borrowers request a Revolving Loan to acquire or develop any Lots or construct Units on Lots that are owned by an existing Borrower, but are not in an Approved Subdivision, the proposed subdivision must first be approved. If, at the time of subdivision approval request, (i) the proposed subdivision is located in a state where WHI or any of its Subsidiaries already conducts business as a homebuilder, (ii) the proposed subdivision is located in a state where the Collateral Agent maintains branch banking offices or (iii) the average projected sales price for the proposed subdivision is equal to or less than $500,000, the proposed subdivision shall be subject to the approval of the Collateral Agent, which approval shall not be unreasonably withheld or delayed. If, at the time of subdivision approval request, none of the foregoing criteria is satisfied, the proposed subdivision shall be subject to the approval of the Required Lenders, which approval shall not be unreasonably withheld or delayed. Following approval of a proposed subdivision by the Required Lenders, subsequent proposed subdivisions in the same state may be approved by the Collateral Agent. The Borrowers shall submit all of the materials itemized in Exhibit "N" (the "Subdivision Approval Submissions") to the Collateral Agent at least thirty (30) days before the Borrowers intend to submit a Notice of Borrowing with respect to the additional Lots or Units. The Collateral Agent will provide written notice of approval or disapproval of the proposed subdivision not later than ten (10) Business Days after the Collateral Agent's receipt of the information described in the following conditions.

               Approval of the proposed subdivision shall be subject to the following conditions:

               (1) The Collateral Agent shall have commissioned, received, reviewed, and approved, at the Collateral Agent's expense (subject to Section 9.12), an Appraisal of the Lots in the proposed subdivision intended to be added to the Borrowing Base Assets.

               (2) The Collateral Agent shall have received, reviewed, and approved a Phase I Environmental Site Assessment performed by a firm acceptable to the Collateral Agent, at Borrowers' expense, which indicates that the proposed subdivision is either free from Hazardous Materials or affected only by such environmental matters as may be acceptable to the Collateral Agent in its sole discretion.

               (3) The Borrowers shall have delivered to the Collateral Agent a copy of the title report received by WHI or the applicable Borrower in connection with the acquisition of the Lots to be added as Borrowing Base Assets, which must be in form and substance acceptable to the Collateral Agent, indicating that the land to be added to the Borrowing Base Assets within the proposed subdivision is not subject to any Liens that, in the Collateral Agent's judgment, would adversely affect the Borrowers' ability to develop and sell the improvements to be constructed on the affected property.

               (4) The Collateral Agent shall have obtained evidence that the Lots in the proposed subdivision intended to be added to the Borrowing Base Assets (A) are not located in a flood hazard area requiring flood insurance or are insured by the necessary flood insurance coverage and
          (B) are covered by all  insurance  coverage  required in Section  8.9.

               (5) The Collateral Agent shall have received, reviewed and approved the other Subdivision Approval Submissions and such other real estate documents in respect of the subdivision as the Collateral Agent shall have reasonably requested.

          (c) Joinder of New Borrower. If the Borrowers desire to request a Revolving Loan for the acquisition or development of Lots or construction of Units on Lots that are owned or to be purchased by a Subsidiary of one of the Borrowers which is not itself a Borrower, then before the Borrowers comply with Sections 6.3(a) and 6.3(b), the Borrowers and each such Subsidiary shall execute and deliver to the Administrative Agent a Joinder Agreement pursuant to which such Subsidiary shall become a Borrower hereunder and shall provide each of the deliveries listed in Section 6.1(b), including a favorable legal opinion addressed to the Agents and Lenders in form and substance satisfactory to the Agents, with respect to the joinder of such Subsidiary. The Borrowers and each such Subsidiary shall execute a sufficient number of original counterparts of the Joinder Agreement so that the Administrative Agent will have one fully executed original to deliver to each of the Lenders.

          (d)  Mortgage  on  Property  Not in an  Approved  Subdivision.  At the
     Borrowers' sole election, the Borrowers may subject land in a proposed subdivision to the lien of a Mortgage before such proposed subdivision has received final approval as an Approved Subdivision if (i) the Collateral Agent has reviewed and approved a Phase I environmental assessment, a title report, and the recorded subdivision plat for such proposed subdivision and
     (ii) the Borrowers maintain insurance on such proposed subdivision in accordance with this Agreement.

          (e) Delivery of Original Recorded Documents. The Borrowers shall deliver or cause to be delivered each original recorded Spreader Agreement or Mortgage, as applicable, to the Collateral Agent promptly after receipt from the record office. If the Collateral Agent does not receive such original documents, or in the absence of the original documents a certified copy of the recorded documents, within 60 days after recordation and if thereafter the Borrowers do not deliver the originals or certified copies within 15 days after notice from the Collateral Agent, the Lots that are encumbered by such Spreader Agreement or Mortgage shall not be included in the Borrowing Base nor be the subject of further Revolving Loans unless and until the Collateral Agent receives the originals or certified copies.

         6.4 Conditions to Revolving Loans for Construction of Units. The obligation of the Lenders to make Revolving Loans for the construction of Units is further subject to the receipt by the Collateral Agent of the following documents, each of which shall be satisfactory in form and substance to the Collateral Agent:

          (a) Certificate of Compliance Inspector. If required by the Collateral Agent, a certificate by the Compliance Inspector approving in all respects any Notice of Borrowing required under paragraph (b) of this Section 6.4. The Collateral Agent will not require a certificate from the Compliance Inspector as a condition to funding unless the Compliance Inspector has identified discrepancies, unfavorable to the Lenders, between the percentage of completion represented by the Borrowers and that found by the Compliance Inspector in five percent (5%) or more of the inspected Lots or Units in two consecutive quarters. Thereafter, the Collateral Agent may require in its sole discretion a certificate of Compliance Inspector as a condition to Revolving Loans.

          (b) Notice of Borrowing. A Notice of Borrowing for payment, which shall set forth each element of the Borrowing Base Report and the amount sought to be borrowed in respect of each such element. While any Default shall have occurred and be continuing, if the Collateral Agent reasonably deems the Lenders insecure that any design professional, contractor or subcontractor and other Persons who may be entitled to a Lien on any Borrowing Base Asset is not being paid when payments are due from a Borrower, the Collateral Agent may request that the Borrowers provide releases and waivers for work performed and materials furnished through the date of the Notice of Borrowing simultaneously with the requested disbursement and, in such event, the Lenders shall not be required to make any advance hereunder prior to the Collateral Agent's receipt of such releases and waivers.

          (c) Insurance. In the case of the first advance in respect of any new Borrowing Base Asset, evidence of insurance that meets the requirements of
     Section 8.9, in form and  substance  acceptable  to the  Collateral  Agent.

         6.5 Hedging Agreement. Before any Extension of Credit on or after October 30, 2000 and, in any event, before the first advance of the Term Loan, the Borrowers shall comply with the requirements of Section 8.14.


                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         Each Borrower represents and warrants to the Lenders, as of the date hereof and at any time reaffirmed pursuant to the terms hereof, that:

         7.1 Existence,  Etc. Each Borrower  consists of a corporation  that is:
(a) duly organized and validly existing under the laws of the state in which it was formed; (b) has all requisite power and has all material governmental licenses, authorizations, consents and approvals necessary (at the time the representation is made) to own its assets and carry on its business as now being conducted and as contemplated hereby (except any such licenses, authorizations, consents or approvals as are being renewed); and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure to so qualify would have a Materially Adverse Effect. If any Borrower that joins in this Agreement after the date hereof is a general partnership, limited partnership, limited liability partnership, limited liability limited partnership, limited liability company, or has any other organizational structure, such Borrower makes the foregoing representations as applicable to its organizational form.

         7.2 Financial Condition. Except as otherwise disclosed to the Agent in writing, the consolidated financial statements of WHI and its Consolidated Subsidiaries heretofore furnished to the Agent in connection with the transactions contemplated hereby, fairly present the financial condition of such entities as at said dates all in accordance with generally accepted accounting principles applied on a consistent basis. Since the dates of said financial statements there has been no Material Adverse Change in the financial condition, operations, or the business, taken as a whole, of the entities comprising the Borrowers from that set forth therein.

         7.3 Litigation. There are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency now pending or, to the knowledge of the Borrowers, threatened against any Borrower in which there is a reasonable probability of an adverse decision that could cause a Material Adverse Change.

         7.4 No Breach. None of the execution and delivery of the Loan Documents, the consummation of the transactions therein contemplated and compliance with the terms and provisions thereof will conflict with or result in a breach of, or require any consent (not theretofore obtained at the time the representation is made) under any Applicable Law or regulation, or any order, writ, injunction, judgment or decree of any court or Governmental Authority, or any agreement or instrument to which any Borrower is a party or by which it or any of them is bound or to which it or any of them is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of any Borrower pursuant to the terms of any such agreement or instrument other than the Lien created by the Loan Documents.

         7.5 Authority. The Loan Documents, when executed and delivered, have been duly and validly executed and delivered by the parties named therein other than the Agent, the Arranger and the Lenders, and constitute the legal, valid and binding obligations of the parties named therein other than the Agent, the Arranger and the Lenders, enforceable in accordance with their terms except as enforceability may be limited by bankruptcy, insolvency and other similar laws affecting creditor's rights generally, and the application of equitable principles.

         7.6 Approval. No authorizations, approvals or consents of, and no filings or registrations with (other than the recording of the Mortgages with the Recorder of Deeds in the jurisdictions in which the Borrowing Base Assets are located and the filing of the Financing Statement referred to in the Mortgages in the applicable financing statement records office of such jurisdictions) any Governmental Authority are necessary for the execution, delivery or performance by the Borrowers of the Loan Documents or for the validity or enforceability of any thereof, or for any of the Borrowers to consummate the transactions contemplated hereby.

         7.7 Employee Benefit Plans. None of the Borrowers maintains any employee defined benefit pension plan subject to the Employee Retirement Income Security Act of 1974.

         7.8 Taxes, Etc. The Borrowers have filed all United States federal and state tax returns and all other material tax returns that are required to be filed by each of them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrowers, except such taxes, the payment of which is not yet due, or which, if due, is not yet delinquent or is being contested in good faith or which has not been finally determined. The charges, accruals and reserves on the books of the Borrowers in respect of taxes and other governmental charges are, in the reasonable opinion of the Borrowers, adequate in all material respects.

         7.9 Structure and Ownership of the Borrowers. The entities comprising the Borrowers are related to one another as described on Exhibit "O" hereto.

         7.10 Principal Place of Business. The chief executive office and principal place of business of each Borrower is located in Maryland.

         7.11 Ownership of Collateral. At least one Borrower is the fee simple owner of record and in fact of all Collateral. With respect to new Borrowing Base Assets acquired with Revolving Loans, the Spreader Agreement perfecting the Lenders' first priority security interest in each such Borrowing Base Asset has been recorded prior to the disbursement of the Revolving Loan for acquisition.

         7.12 Year 2000. As of the Closing Date, WHI (i) has initiated a review and assessment of all areas of its business and operations (including those affected by information received from suppliers and vendors) that may be adversely affected by a Year 2000 Problem, (ii) has developed or is in the process of developing a comprehensive and detailed strategic plan to address its Year 2000 Problem, if any, and will, on a timely basis (but in no event later than September 30, 1999), implement such plan, and (iii) reasonably believes that the necessary expenditure of capital and resources to eliminate any such Year 2000 Problem will not result in a Material Adverse Change.

         7.13 Existing Loan Documents. The loan documents evidencing and securing the Existing Facility, as amended and restated hereby, are in full force and effect, valid, binding and enforceable in accordance with their respective terms (subject to applicable bankruptcy, insolvency and similar laws, and the application of equitable principles whether by a court of law or equity). To the knowledge of the Borrowers, there exists no default by the Prior Lenders thereunder nor any defense to payment of amounts payable pursuant to such loan documents.

         7.14  Released  Borrowers.  None of the  Released  Borrowers  owns  any
Borrowing Base Asset. Each of the Released Borrowers has merged into WH Properties, Inc. The removal of the Released Borrowers as co-obligors hereunder shall not in any way release any Borrower hereunder or diminish the obligations of any Borrower hereunder or under any of the other Loan Documents.

         7.15 Survival. All representations and warranties made by the Borrowers herein or made in any certificate delivered pursuant hereto shall survive the making of the Loans hereunder and the execution and delivery to the Administrative Agent of the Notes evidencing such Loans.

                                  ARTICLE VIII

                           COVENANTS OF THE BORROWERS

         Each Borrower agrees that from the date hereof, until payment in full of the Obligations, all interest thereon and all other amounts payable by the Borrowers under the Loan Documents and all Letters of Credit:

         8.1  Financial  Statements,  Etc. The  Borrowers  (for purposes of this
Section 8.1 unless otherwise specified, actions that the Borrowers are required to take will be taken by WHI on behalf of all of the Borrowers) shall deliver to the Collateral Agent:

          (a) within 75 days of the end of each Fiscal Year, (i) audited consolidated financial statements of WHI and its Consolidated Subsidiaries prepared in accordance with GAAP, consistently applied and certified by an independent certified public accountant, without exception, to fairly present the financial condition of the Person to which it relates and (ii) the SEC Form 10K report filed annually on behalf of WHI with the Securities and Exchange Commission;

          (b) promptly after any Borrower knows or has reason to know that any Default has occurred, a notice of such Default, describing the same in reasonable detail and the steps such Borrower or its affiliates proposes to take to cure such Default;

          (c) monthly, a Borrowing Base Report;

          (d) at the same time as the submission of the annual financial statements under clause (a) above and the quarterly statements under clause
     (g) below, a Covenant Compliance Certificate;

          (e) upon request of the Collateral Agent, an accounts payable aging report, which report shall include the amount and age of each payable, the name of each payee, and such other information as the Collateral Agent may request;

          (f) from time to time such other information regarding the business, affairs or financial condition of the Borrowers as the Collateral Agent may reasonably request; and

          (g) within 45 days of the end of each of the Fiscal Quarters (other than the final Fiscal Quarter of each Fiscal Year) of WHI and its Consolidated Subsidiaries, an SEC Form 10Q report filed quarterly on behalf of WHI with the Securities and Exchange Commission.

         The Borrowers will furnish to the Collateral Agent, at the time they furnish each set of financial statements and other documents pursuant to clauses
(a) and (g) above, a certificate of the Borrowers to the effect that to the best of the Borrowers' knowledge, no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action the Borrowers propose to take to cure the same).

         8.2 Disposition of Assets. The Borrowers will not sell or otherwise transfer (in a single transaction or series of related transactions) their assets, including the Borrowing Base Assets or any contractual or other interest therein, except the sale of Units (and Lots without Units, to the extent permitted by the terms of the Loan Documents in the ordinary course of business and except for bulk sales, the net proceeds of which are used solely to acquire substantially similar assets or to repay corporate debt.

         8.3 Existence, Etc. Each Borrower shall: (a) preserve and maintain its existence and all of its material rights and privileges (as long as it owns and develops assets); (b) comply with the requirements of all Applicable Laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements could result in a Material Adverse Change; (c) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or its income or profits or any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings (and with security to the extent required by this Agreement); and (d) not suffer to occur any material amendment to the organizational documents without the Collateral Agent's consent, which shall not be unreasonably withheld, and without at least ten (10) days notice to the Agents before such amendment is made and supplying the Agents with a copy of the proposed amendment. Without limiting the generality of the foregoing, if a Borrower has conveyed the last of the Borrowing Base Assets owned by it and has no intent to own or develop additional Borrowing Base Assets, such Borrower shall provide written notice of such fact to the Agents, together with the proposed merger or other applicable documents to effect the merger or dissolution of such Borrower.

         8.4 Liens. No Borrower will create or suffer to be created or to exist any Lien upon any part of the Borrowing Base Assets other than the Permitted Liens. The Borrowers shall obtain lien waivers from each contractor and subcontractor that has a right to obtain a Lien on any Borrowing Base Asset (upon payment to such Person).

         8.5 Use of the Credit Facility. The Borrowers shall use the Revolving Loans only for the purposes stated in Section 2.1. The Borrowers shall use Letters of Credit only for the purposes stated in Section 3.1(c) and proceeds of the Term Loan only for the purposes stated in Section 4.1.

         8.6 Access. The Borrowers will permit any representative authorized by the Collateral Agent (including, but not limited to, appraisers), upon reasonable notice and during business hours, to visit and inspect the Collateral and the Borrowers' books and records and to make extracts and copies therefrom, and to discuss their affairs, finances and accounts with the Borrowers; as often as may be reasonably requested, but without unreasonably interfering with the Borrowers' business operations.

         8.7 Leases. The Borrowers shall send to the Collateral Agent any and all leases for any portion of the Borrowing Base Assets which exceed six (6) months in length. All such leases for the Borrowing Base Assets must be subordinate to and subject to the relevant Mortgage and shall contain a clause to that effect.

         8.8 Quality of Work: Changes; Etc. All work on the Lots and Units shall conform substantially to the Plans and Specifications and shall be of good quality and workmanship. Any work, material or equipment not so conforming that would in any way affect the structural soundness, utility, or value of the Lots and Units may be disapproved by the Collateral Agent and shall be replaced or revised as may be required to bring about conformity promptly thereafter, at the sole expense of the Borrowers.

         8.9 Insurance.

          (a) Types of Insurance. The Borrowers shall maintain and keep in force, or cause to be maintained and kept in force, the following policies of insurance:

               (1) During the course of any construction of or repairs to any building or improvement on the Borrowing Base Assets, builder's completed value risk insurance against "all risks of physical loss," including (i) collapse and transit coverage, with deductibles not to exceed Twenty-Five Thousand Dollars ($25,000), in non-reporting form, covering the total value of work performed and equipment (to be installed in a Borrowing Base Asset), supplies, and materials furnished; and (ii) a full installation floater to insure all materials stored on and off a Borrowing Base Asset but not yet part of the permanent installation.

               (2) Commercial general liability insurance, including coverage against claims for personal injury, including bodily injury, death, or property damage occurring on, in, or about the Collateral and adjoining streets and sidewalks, which insurance shall be in an amount reasonably satisfactory to the Collateral Agent.

               (3) During the course of any construction or repair of any improvement in a Borrowing Base Asset, the Borrowers shall use commercially reasonable efforts to require that their contractors and subcontractors to provide worker's compensation insurance (including employer's liability insurance if requested by the Collateral Agent) for all employees of such contractors and subcontractors engaged in work on or with respect to the applicable Borrowing Base Asset, in such amount as is satisfactory to the Collateral Agent or, if such amount is established by law, in such lawfully required amount.

               (4) Flood insurance in the aggregate maximum amount of the Notes or the maximum amount obtainable, whichever is less, with respect to any Lots within the Collateral if any such Lots are located within a Flood Zone C as designated on the Maps of the Army Corps of Engineers or if any such Lots within the Collateral are otherwise located within a flood prone area from and after the date construction has commenced on such Lots.

               (5) Such other insurance, and in such amounts, as may from time to time be reasonably required by the Collateral Agent.

          (b) Policy Requirements. All policies of insurance required hereunder shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of any Borrower which might otherwise result in forfeiture of said insurance, and the further agreement of the insurer waiving all rights of set off, counterclaim, or deduction against the Borrowers. All builder's risk and other property damage policies of insurance shall have attached thereto a Standard Mortgagee Endorsement for the benefit of the Administrative Agent, on behalf of the Lenders, in form satisfactory to the Collateral Agent. All liability policies shall name the Administrative Agent, on behalf of the Lenders, as an additional insured as its interest may appear. All such policies shall contain a provision that such policies will not be cancelled or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least thirty (30) days' prior written notice to the Administrative Agent. All policies of insurance required hereunder shall be issued by companies having a Best's rating of at least A-/XII, and shall be in amounts specified herein or otherwise satisfactory to the Collateral Agent. All insurance obtained by the
     Borrowers shall be primary and non-contributory. The Borrowers shall furnish the Collateral Agent with an original copy of all policies of required insurance. At least ten (10) days prior to the expiration date of each such policy, the Borrowers shall furnish the Administrative Agent with evidence satisfactory to the Administrative Agent of the payment of the premium thereon and the reissuance of a policy conforming to the requirements set forth in this Agreement.

          (c) Failure to Maintain Insurance. In the event the Borrowers fail to provide, maintain, keep in force, or deliver and furnish to the Collateral Agent the policies of insurance required hereunder, the Administrative Agent may procure such insurance or single-interest insurance for such risks covering the Administrative Agent's interest (on behalf of the Lenders), and the Borrowers will reimburse the Administrative Agent for all premiums paid by the Administrative Agent, together with interest thereon from the date paid at the Term Loan Rate, promptly upon demand by the Administrative Agent. Until such payment is made by the Borrowers, the amount of all such premiums, together with interest thereon, shall be secured by the Mortgages.

          (d) Casualty Loss and Application of Insurance Proceeds. After the occurrence of any material casualty or damage to a Borrowing Base Asset, or any part thereof, the Borrowers shall give prompt written notice thereof to the Agents. The Administrative Agent agrees to make available to the Borrowers all insurance proceeds on account of any damage or destruction to a Borrowing Base Asset as long as no Event of Default exists and remains uncured under any of the Loan Documents. The Borrowers shall have the option, in their reasonable discretion, of applying all or part of the insurance proceeds resulting from casualty or property damage (i) to the Loans in accordance with the terms of the Notes and this Agreement, or (ii) to the repair and restoration of the affected Borrowing Base Asset upon such terms and conditions as the Borrowers may determine. Repairing or maintaining the affected Borrowing Base Asset or restoring all damage or destruction to such Borrowing Base Asset after such occurrence shall be at the reasonable discretion of the Borrowers, regardless of whether or not the insurance proceeds are made available for such purpose or whether or not any such proceeds are sufficient for such purpose; provided that failure to restore may result in the recalculation of the Revolving Loan Borrowing Limit. The application by the Borrowers of any insurance proceeds to the indebtedness secured hereby shall not cure nor shall the Administrative Agent be deemed to have waived any Event of Default under this Agreement or any other Loan Document.

          (e)  Application  of  Insurance   Proceeds  After  Event  of  Default.
     Notwithstanding the preceding subparagraph, during the continuation of an Event of Default, the

     Administrative Agent shall apply casualty insurance proceeds to restoration of the damaged Borrowing Base Assets or to repayment of the Loans pursuant to the direction of the Required Lenders. If the Administrative Agent shall make said proceeds available to the Borrowers, such proceeds shall be made available in the manner and under such terms and conditions as are set forth herein; further, no insurer shall claim any rights of participation and/or assignment of rights with respect to the indebtedness secured by the Mortgages. If such proceeds are made available by the Administrative Agent to the Borrowers, any surplus that may remain out of said insurance proceeds after payment of all costs and expenses of such repairs and restoration shall, at the option of the Administrative Agent, be applied on account of the Obligations in such order as the Administrative Agent may determine.

          (f) Insurance After Foreclosure. In the event one or more Mortgages are foreclosed, or title to any portion of the Collateral is transferred in extinguishment, in whole or in part, of the Obligations, all right, title, and interest of the Borrowers in and to all policies of insurance required hereunder (with respect to acts or events prior to foreclosure or other title transfer) shall inure to the benefit of and pass to the successor in interest of the Borrowers or the purchaser or grantee of the Collateral; provided, however, that the Administrative Agent shall have the right, but not the obligation, to cancel any or all of the above-described policies of insurance, and any unearned premium or premiums returned shall be applied to payment of the Obligations.

         8.10 Year 2000 Compatibility. The Borrowers shall take all action reasonably necessary to assume that each Borrower's computer based systems are able to operate and effectively process data that includes dates on and after January 1, 2000. At the request of the Collateral Agent, each Borrower shall provide reasonable assurances satisfactory to the Collateral Agent of such Borrower's Year 2000 compatibility.

         8.11 Other Documents. The Borrowers shall furnish to the Agents such other documents relating to the Borrowers or the Borrowing Base Assets as the Agents shall reasonably request.

         8.12 Notice of Changes in Registration Statements. The Borrowers will promptly forward to the Agents copies of all filings made with the Securities and Exchange Commission or any other Governmental Authority and required of publicly traded companies.

         8.13 Amendments to Charters. The Borrowers will not amend their Articles of Incorporation or by-laws without the Administrative Agent's consent, if the same would have a material and adverse effect on the Borrowing Base Assets, the financial condition of WHI and its Consolidated Subsidiaries or the Loans. If Lenders' consent to any such amendment is required, such consent shall not be unreasonably withheld.

         8.14 Hedging Agreements. The Borrowers will be required to hedge the floating interest expense of at least $40,000,000.00 of the Loans on or before October 30, 2000, for the duration of the term of the Loans, by maintaining one or more Hedging Agreements with First Union or with another financial institution approved by the Collateral Agent in writing, with the Borrowers making fixed rate payments and receiving floating rate payments to offset changes in the variable interest expense of the Loans, all upon terms and subject to such conditions as shall be acceptable to First Union in its sole discretion (or if such transaction is with another financial institution, all upon terms and subject to conditions as shall be approved by the Collateral Agent, in its sole discretion, in writing); provided, however, that any and all advances under the Term Loan must be fully hedged at the time of each Term Loan advance.

         8.15 Additional Debt. The Borrowers shall not be permitted to incur debt in addition to the Obligations (other than trade payables, capital leases, and bonds posted for work completion incurred in the ordinary course of business) without the prior written consent of the Required Lenders, except under the following circumstances:

          (a) Acquisition Debt. The Borrowers shall be permitted to incur additional secured debt in conjunction with any acquisition or the refinancing of any acquisition (collectively, the "Acquisition Debt") without the prior written consent of the Required Lenders if all of the following criteria are satisfied:

               (1) The Borrowers notify the Agents in writing prior to incurring the Acquisition Debt and deliver to Agents a current Covenant Compliance Certificate (i.e., updated as applicable from the last quarterly Covenant Compliance Certificate submitted to the Agents), which shall include the Acquisition Debt as if made.

               (2) The Acquisition Debt must be subject to the same material covenants (including financial covenants) as the Credit Facility and subject to the same advance ratios and proportionate sublimits as the Revolving Credit Facility; provided that Acquisition Debt that is seller take-back financing shall not be subject to the foregoing requirement.

               (3) The ratio of Total Debt (including the permissible amount of Acquisition Debt as determined under the covenants, advance ratios, and proportionate sublimits of the Credit Facility based on the value of the collateral pool to be acquired with the Acquisition Debt, and not the commitment amount) at the time the Acquisition Debt is incurred to Consolidated Tangible Net Worth does not exceed 1.75:1.0. If such ratio exceeds 1.75:1.0, then the Required Lenders' consent is required, and the Lenders shall have a right of first refusal to fund the contemplated acquisition under the Credit Facility. If this right of first refusal is triggered, the Borrowers shall deliver to the Agents a written summary of the terms of the proposed acquisition and funding, together with such other information as either Agent shall request. The Lenders, shall have thirty (30) Business Days from the date of the receipt of all requested information relating to the proposed acquisition in which to exercise the right of first refusal. The Lenders' failure to respond within such time period shall be deemed automatic approval for the Borrowers to incur the Acquisition Debt. If the Lenders decline to either fund the proposed acquisition under the Credit Facility or approve the Acquisition Debt, and the Borrowers elect to incur the Acquisition Debt, then (x) both the Term Loan and the Revolving Credit Facility shall mature on the date that is the earlier of (i) the then current Revolving Credit Maturity Date, giving effect to the Modified Extension Period, (ii) the then current Term Loan Maturity Date, or (iii) twelve (12) months from the date the Acquisition Debt is incurred; and (y) all remaining extension options under the Credit Facility shall terminate as of the date the Acquisition Debt is incurred.

          (b) Unsecured Debt. The Borrowers shall be permitted to incur additional unsecured debt other than for purposes of acquiring real property ("Unsecured Debt") without the prior written consent of the Required Lenders if the following criteria are satisfied:

               (1) The Borrowers notify the Agents in writing prior to incurring the Unsecured Debt and deliver to the Agents a current Covenant Compliance Certificate (i.e., updated as applicable from the last quarterly Covenant Compliance Certificate submitted to the Agents), which must include the Unsecured Debt as if made; and

               (2) After inclusion of the Unsecured Debt, as incurred, in Total Debt, the Total Debt to Consolidated Tangible Net Worth Ratio remains satisfied.


                                   ARTICLE IX

                               FINANCIAL COVENANTS

         The Borrowers shall comply with the following financial covenants (collectively, the "Financial Covenants") as long as any of the Obligations or the Commitments remains outstanding.

         9.1 Liquidity. The Liquidity of the Borrowers shall be at least $7,500,000 as reported on a quarterly basis; provided, however, that if the Borrowers elect, and the Administrative Agent is willing (in its sole discretion), to have all excess cash swept, on a daily basis, to be applied to the outstanding principal balances under the Loans, the minimum Liquidity requirement shall be $2,000,000. If the Administrative Agent agrees to have all excess cash swept on a daily basis, the parties to this Agreement shall enter into a supplement to this Agreement, which will set forth the procedures for such daily cash sweep, including the procedures for transferring and reconciling potentially daily principal payments to the Lenders.

         9.2 Consolidated Tangible Net Worth. The Consolidated Tangible Net Worth of the Borrowers as of the last day of each Fiscal Quarter shall equal or exceed the sum of (i) $48,000,000, plus (ii) 50% of cumulative positive annual net earnings from and after July 31, 1998, plus (iii) 100% of any cumulative net equity proceeds raised after July 31, 1998.

         9.3 Interest Coverage Ratio. The ratio of (i) EBITDA, to (ii) Interest Incurred as of the last day of each Fiscal Quarter (in each case using four (4) of the last five (5) quarters ending on such date), shall not be less than 2.0 to 1.0.

         9.4 Total Debt to Consolidated Tangible Net Worth Ratio. The ratio of Total Debt to Consolidated Tangible Net Worth shall not be more than 2.0:1.0 at the end of each fiscal quarter (the "Total Debt to Net Worth Ratio").

         9.5 Land Under Development/Net Tangible Assets Ratio. The cost basis (as calculated in accordance with GAAP) of Land Under Development shall not exceed 30% of Consolidated Net Tangible Assets.

         9.6 Current Debt Ratio. The Current Debt of WHI and its Consolidated Subsidiaries shall not exceed 35% of Total Inventory; provided that if the comparable financial covenant under the Senior Notes is modified, this Financial Covenant shall automatically be modified to mirror the change in the comparable covenant in the Senior Notes; and further provided that this Financial Covenant shall cease upon the earlier of repayment of the Senior Notes in full or waiver or removal of this financial covenant from the Senior Notes by the holder of the Senior Notes (the "Current Debt Ratio").

         9.7 Loan to Value Ratio. After the funding of the Term Loan and throughout the Term Loan Term, (a) the ratio of the aggregate outstanding principal balance of the Loans to the Value of Borrowing Base Assets shall not exceed 75% and (b) after October 30, 2000, the ratio of the aggregate outstanding principal balance of the Loans and the L/C Obligations to the Value of Borrowing Base Assets shall not exceed 80%.

         9.8 Restricted Payments. In any Fiscal Year, aggregate dividend payments or payments in lieu of dividends shall not exceed 25% of Consolidated Net Income.

         9.9 Joint Ventures. None of the Borrowers shall make an investment in any new joint ventures in which any such Person is a 50% or more owner which are off-balance sheet or make any other off-balance sheet investments, which exceed $1,500,000 each or $3,000,000 in the aggregate (direct or contingent), without the prior written approval of the Required Lenders, which approval may be withheld in the sole and absolute discretion of the Required Lenders. Lenders acknowledge their approval of the level of investment currently existing with respect to WH/PR Land Company; Arbor West LTD.; Bozzutto-Bowie New Town Center; New Home Buyers Title Co., Inc.; New Homebuyers Title Co. (Virginia), LLC; Homebuyer's Insurance Agency, LLC; and US Homes Joint Venture.

         9.10 Senior Notes. Redemption of the Senior Notes shall not exceed the amount required by the terms of such Senior Notes without the prior consent of the Required Lenders, which consent shall not be unreasonably withheld. The repayment terms of the Senior Notes shall not be modified without the prior written consent of the Required Lenders, which consent shall not be unreasonably withheld.

         9.11 Financial Covenant Calculations. All Financial Covenants shall be determined on a consolidated basis for WHI and its Consolidated Subsidiaries in accordance with GAAP and are subject to reporting and testing on a quarterly basis; provided that after the funding of the Term Loan, the Financial Covenant in Section 9.7 will be tested monthly with the Borrowers' submission of the monthly Borrowing Base Report.

         9.12 Appraisals. The Collateral Agent shall have the right to obtain Appraisals of one or more of the Borrowing Base Assets from time to time to the extent that the Collateral Agent, in its sole discretion, (i) determines that such Appraisals are necessary, or (ii) determines that such Appraisals are required by any law or governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, including without limitation, the provisions of Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, and any rules promulgated to implement such provisions. The Collateral Agent shall have the right to select the appraiser or firm to conduct all such Appraisals and the form of such Appraisals shall be satisfactory to the Collateral Agent in the Collateral Agent's discretion. The cost of such Appraisals, or the cost to retain an appraiser to opine on the validity of any Appraisal undertaken by an appraiser or firm selected by the Collateral Agent, shall be paid by the Collateral Agent; provided that if the representative Lot and Unit values obtained by the Collateral Agent indicate that the Borrowing Base Assets are not in compliance with the Loan-to-Value Ratio set forth in Section 9.7, the Collateral Agent will reserve the right to require the Borrowers to bear all additional costs of the Appraisals.


                                    ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES

         10.1 Events of Default. If one or more of the following events or conditions shall occur and be continuing, the Required Lenders shall have the right to declare such event or condition to be an event of default hereunder (each [when so declared], an "Event of Default"):

          (a) Default in Payment of Obligations. Any Borrower shall default in the payment when due of the Reimbursement Obligations or of any principal of or interest on the Loans or any other amount payable by it under this Agreement, the Notes or any of the other Loan Documents and such Default shall continue without having been remedied for a period of fifteen (15) days.

          (b) Default in Payment of Other Debts to Lenders. The Borrowers shall default beyond any applicable notice and cure period under any debt facility or facilities (other than the Credit Facility), secured or unsecured, in excess of $1,000,000.00 in the aggregate; provided that so long as the holder of the defaulted indebtedness has not yet accelerated or commenced legal action to enforce such indebtedness, the Borrowers shall have a cure period of fifteen (15) days after notice from the Administrative Agent to remedy such default.

          (c) Misrepresentation. Any representation, warranty or certification made in any of the Loan Documents or in any document furnished in connection herewith or therewith (including any representation or warranty made in connection with the Borrowers' application for the Credit Facility) by any Borrower proves to have been false or misleading in any materially adverse respect as of the time made or furnished.

          (d) Default in Performance of Covenants. Any Borrower shall default in the performance of any of its other obligations or covenants set forth in this Agreement or any other Loan Document (and not otherwise addressed in this Section 10.1) and such default remains uncured for thirty (30) days after written notice of default to the Borrowers.

          (e) Voluntary Bankruptcy Proceeding. Any Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property; (ii) make a general assignment for the benefit of its creditors; (iii) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect); (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts; (v) fail to controvert within 90 days or such lesser period as may be provided in the Bankruptcy Code, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code; or (vi) admit in writing its inability to, or be generally unable to, pay its debts as such debts become due.

          (f) Involuntary Bankruptcy Proceeding. A proceeding or case shall be commenced, without the application or consent of any Borrower in any court of competent jurisdiction, seeking (i) liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of debts of any Borrower; (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of any Borrower of all or any substantial part of any of their assets; or (iii) similar relief in respect of any Borrower under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue without dismissal, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 90 days, or an order for relief against any Borrower shall be entered in an involuntary case under the Bankruptcy Code.

          (g) Dissolution. Any Borrower shall dissolve or otherwise terminate its existence except in accordance with Section 8.3.

          (h) Default Under Other Liens or Encumbrances Affecting Borrowing Base Assets. Any Borrower defaults in the performance of any of its obligations under any Permitted Lien affecting any Borrowing Base Asset, irrespective of whether such Lien is subordinate to the lien of the Mortgages, and such default continues beyond the notice or grace period provided in the documents evidencing such Lien; provided that the Borrowers may cure such default by excluding the affected Borrowing Base Asset(s) from the Borrowing Base pursuant to Section 10.4.

          (i) Debt in Breach of Financial Covenants. The incurring of any liability for any debt, whether primary or secondary, and whether fixed or contingent, if immediately following the incurring of such liability the Borrowers would fail as a result thereof, to comply with the Financial Covenants.

          (j) Default Under Senior Notes. WHI shall default in the payment of the Senior Notes beyond the period of grace if any, provided in the instrument or agreement under which such debt was created.

         10.2 Remedies. Upon the occurrence and during the continuation of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrowers:

          (a) Acceleration; Termination of Facilities. Declare the principal of and interest on the Loans, the Notes and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Agents under this Agreement or any of the other Loan Documents (other than any Hedging Agreement) (including, without limitation, all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, further demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrowers to request borrowings or Letters of Credit thereunder; provided that upon the occurrence of an event specified in Section 10.1(e) or (f), the Credit Facility shall be automatically terminated and all Obligations shall automatically become due and payable.

          (b) Letters of Credit. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, require the Borrowers at such time to deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. The Borrowers hereby assign to the Administrative Agent, on behalf of the Issuing Lender, and grant a security interest in all amounts so held in any cash collateral account as cash collateral for the Obligations. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Obligations. After all such Letters of Credit shall have expired or been fully drawn upon, the Reimbursement Obligation shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrowers.

          (c) Rights of Collection. Exercise on behalf of the Lenders all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Obligations of the Borrowers.

         10.3 Rights and Remedies Cumulative; Non-Waiver; etc. The enumeration of the rights and remedies of the Agents and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Agents and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of any Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrowers, the Agents and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.

         10.4 Defaults Affecting Borrowing Base Assets. Notwithstanding anything in this Agreement to the contrary, if (a) a default arises from a condition or event affecting one or more Borrowing Base Assets; (b) the Borrowers cannot or elect not to cure such default within the applicable cure period, if any; (c) before the default becomes an Event of Default, the Borrowers notify the Agents of the Borrowers' intent to exclude the affected Borrowing Base Asset from the Borrowing Base; (d) the Borrowers effect such exclusion by submission of a revised current

Borrowing Base Report to the Agents not later than ten (10) Business Days after the Borrowers notify the Agents of the proposed exclusion; and (e) following the exclusion of the affected Borrowing Base Asset(s), the aggregate outstanding Revolving Loans shall not exceed the then applicable Revolving Loan Borrowing Limit, as determined from the revised Borrowing Base Report, and no Event of Default shall then exist, then the Lenders shall permit the exclusion of a Borrowing Base Asset to cure a default. If the exclusion of one or more Borrowing Base Assets would cause the aggregate outstanding Revolving Loans to exceed the then applicable Revolving Loan Borrowing Limit, the Borrower may also cure the default (i) by making a principal prepayment of the Revolving Loans in an amount equal to or greater than the difference between the Revolving Loan Borrowing Limit and the aggregate outstanding Revolving Loans or (ii) by subjecting sufficient additional property that would qualify as a Borrowing Base Asset to the lien of a Mortgage so that the Revolving Loan Borrowing Limit is increased to an amount greater than the aggregate outstanding Revolving Loans.


                                   ARTICLE XI

                                   THE AGENTS

         11.1 Appointment. Each of the Lenders hereby irrevocably designates and appoints First Union as Collateral Agent and First Union Capital Markets Corp. as Administrative Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes each of First Union as Collateral Agent and First Union Capital Markets Corp. as Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agents by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, neither Agent shall have any duties or responsibilities except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against any Agent.

         11.2 Delegation of Duties. The Agents may execute any of their respective duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by such Agent with reasonable care.

         11.3 Exculpatory Provisions. Neither Agent nor any of such Agent's officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for actions occasioned solely by its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Borrower or any of its Subsidiaries or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by such Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of any Borrower or any of its Subsidiaries to perform its obligations hereunder or thereunder. No Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrowers or any of their Subsidiaries.

         11.4 Reliance by the Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers), independent accountants and other experts selected by such Agent. The Agents may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 12.10 hereof. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders (or, when expressly required hereby or by the relevant other Loan Document, all the Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. The Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes in accordance with a request of the Required Lenders (or, when expressly required hereby, all the Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

         11.5 Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless it has received notice from a Lender or the Borrowers referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that any Agent receives such a notice, it shall promptly give notice thereof to the Lenders. The Agents shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until an Agent shall have received such directions, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         11.6 Non-Reliance on the Agents and Other Lenders. Each Lender expressly acknowledges that neither Agent nor any of such Agent's respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates has made any representations or warranties to it and that no act by such Agent hereinafter taken, including any review of the affairs of the Borrowers or any of their Subsidiaries, shall be deemed to constitute any representation or warranty by such Agent to any Lender; provided that each Lender may rely on the Collateral Agent's determination of Loan amounts and Letter of Credit amounts after the

Collateral Agent's review and, as applicable, adjustment of the Borrowing Base Report and determination of the Borrowers' satisfaction of the applicable advance conditions. Each Lender represents to the Agents that it has, independently and without reliance upon the Agents (except as permitted in the preceding sentence) or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrowers and their Subsidiaries and made its own decision to make its Loans and issue or participate in Letter of Credit hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agents (except as permitted in the first sentence of this paragraph) or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrowers and their Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agents hereunder or by the other Loan Documents, the Agents shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrowers or any of their Subsidiaries which may come into the possession of any Agent or any of such Agent's respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates.

         11.7 Indemnification. The Lenders agree to indemnify each of the Agents in their respective capacity as such and (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to the respective amounts of their Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes or any Reimbursement Obligation) be imposed on, incurred by or asserted against any Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from such Agent's bad faith, gross negligence or willful misconduct. The agreements in this Section 11.7 shall survive the payment of the Notes, any Reimbursement Obligation and all other amounts payable hereunder and the termination of this Agreement.

         11.8 The Agents in Its Individual Capacity. Each Agent and its respective Subsidiaries and Affiliates may make loans to, accept deposits from and/or generally engage in any kind of business with the Borrowers as though such Agent were not an Agent hereunder. With respect to any Loans made or renewed by it and any Note issued to it and with respect to any Letter of Credit issued by it or participated in by it, such Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include the Agents in their individual capacity, if applicable.

         11.9 Resignation of the Agents, Successor Agents. Subject to the appointment and acceptance of a successor as provided below, any Agent may resign at any time by giving notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent, which successor shall be a Lender and shall have minimum capital and surplus of at least $500,000,000. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after such Agent's giving of notice of resignation, then such Agent may, on behalf of the Lenders, appoint a successor Agent, which successor shall have minimum capital and surplus of at least
$500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from all future duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 11.9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

         11.10 Effect of Article on Borrowers. This Article XI governs certain rights and obligations between the Agents and the Lenders. The provisions of this Article are not intended to limit or expand in any way the rights or obligations of the Borrowers with respect to the Credit Facility, the Agents, or the Lenders.


                                   ARTICLE XII

                                  MISCELLANEOUS

         12.1 Notices.

          (a) Method of Communication. Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing, or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (and deemed effective)
     (i) on the date of delivery if delivered by hand, (ii) on the next Business Day if sent by recognized overnight courier service, (iii) upon receipt of acknowledgment, if sent by telecopy, and (iv) on the third Business Day following the date sent by certified mail, return receipt requested. A telephonic notice to either Agent as understood by such Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

          (b) Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.

If to the Borrowers:                   Washington Homes, Inc.
                                       1802 Brightseat Road
                                       Landover, Maryland 20785
                                       Attention: Geaton A. DeCesaris, Jr.
                                       Telephone No.: (301) 772-8900
                                       Telecopy No.: (301) 772-1380

With copy to:                          Washington Homes, Inc.
                                       1802 Brightseat Road
                                       Landover, Maryland 20785
                                       Attention: Chris Spendley
                                       Telephone No.: (301) 772-8900
                                       Telecopy No.: (301) 772-1380

If to the Collateral Agent:            First Union National Bank
                                       1970 Chain Bridge Road
                                       McLean, Virginia 22102-4099
                                       Attention: Carolyn W. Hall
                                                  Vice President
                                       Telephone No.(703) 760-6181
                                       Telecopy No. (703) 760-5554

             and:                      First Union National Bank
                                       1970 Chain Bridge Road
                                       McLean, Virginia 22102-4099
                                       Attention:  Ronald Sanders
                                                   Vice President
                                       Telephone No.(703) 760-6116
                                       Telecopy No. (703) 760-6744

If to the Administrative Agent:        First Union Capital Markets Corp.
                                       One First Union Center, DC-5 (NC-0608)
                                       301 South College Street
                                       Charlotte, North Carolina 28288-0608
                                       Attention:  Lawrence R. Grames III
                                       Telephone No.: (704) 374-6794
                                       Telecopy No.: (704) 383-0550

With copy to:                          First Union Capital Markets Corp.
                                       One First Union Center, DC-6 (NC-0166)
                                       301 South College Street
                                       Charlotte, North Carolina 28288-0608
                                       Attention:  Jane Hurley
                                       Telephone No.: (704) 383-3812
                                       Telecopy No.: (704) 374-7102

If to any Lender:                      To the Address set forth on Schedule 1
                                       hereto

          (c) Administrative Agent's Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office that shall have been specified for such purpose by written notice to the Borrowers and Lenders, as the Administrative Agent's Office referred to herein, to which payments due are to be made and at which Loans will be disbursed and Letters of Credit issued.

         12.2  Expenses,  Indemnity.  The Borrowers  will (a) pay all reasonable out-of-pocket expenses of the Agents in connection with: (i) the preparation, execution and delivery of this Agreement and each other Loan Document, whenever the same shall be executed and delivered, including without limitation all reasonable fees and disbursements of counsel for the Agents, (ii) the preparation, execution and delivery of any waiver, amendment or consent by the Agents or the Lenders relating to this Agreement or any other Loan Document, including without limitation reasonable fees and disbursements of counsel for the Agents, and (iii) after the occurrence of an Event of Default, enforcement of any rights and remedies of the Agents and Lenders under this Agreement and the other Loan Documents, including consulting with appraisers, accountants, engineers, attorneys and other Persons concerning the nature, scope or value of any right or remedy of the Agents or any Lender hereunder or under any other Loan Document or any factual matters in connection therewith, which expenses shall include without limitation the reasonable fees and disbursements of such Persons; and (b) defend, indemnify and hold harmless the Agents and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any losses, penalties, fines, liabilities, settlements, damages, costs and expenses, suffered by any such Person in connection with any claim, investigation, litigation or other proceeding (whether or not the Agents or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Agreement, any other Loan Document or the Credit Facility, including without limitation reasonable attorney's and consultant's fees, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.

         12.3 Set-off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders and any assignee or participant of a Lender in accordance with Section
12.10 are hereby authorized by the Borrowers at any time or from time to time, to the extent permitted by Applicable Law, without notice to the Borrowers or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lenders, or any such assignee or participant to or for the credit or the account of the Borrowers against and on account of any unpaid Obligations irrespective of whether or not (a) the Lenders shall have made any demand under this Agreement or any of the other Loan Documents or (b) the Administrative Agent shall have declared any or all of the Obligations to be due and payable as permitted by Section 10.2 and although such Obligations shall be contingent or unmatured. The Agents and Lenders acknowledge that the rights of the Lenders under this Section 12.3 are subject to the rights of residential contract purchasers of Borrowing Base Assets in any contract deposits held in an account with any Lender or Agent.

         12.4 Governing Law. This Agreement, the Notes and the other Loan Documents, unless otherwise expressly set forth therein, shall be governed by, construed and enforced in accordance with the laws of the State of Maryland, without reference to the conflicts or choice of law principles thereof.

         12.5 Consent to Jurisdiction. The Borrowers hereby irrevocably consent to the personal jurisdiction of the state and federal courts located in Prince George's County, Maryland, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Notes and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. Nothing in this Section 12.5 shall affect the right of the Agents or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Agents or any Lender to bring any action or proceeding against the Borrowers or their properties in the courts of any other jurisdictions.

         12.6 Binding Arbitration; Waiver of Jury Trial.

          (a) Binding Arbitration. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to the Notes or any other Loan Documents ("Disputes"), between or among parties to the Notes or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships  arising  out  of  or  connected  with  the  Loan  Documents.
     Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Prince George's County, Maryland. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted.

          (b) JURY TRIAL. TO THE EXTENT PERMITTED BY LAW, EACH AGENT, EACH LENDER AND THE BORROWERS HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

          (c) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto and to the other Loan Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies to the extent available: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or assent to decree granted in the Loan Documents or under Applicable Law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, and (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         12.7 Reversal of Payments. To the extent any Borrower makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or proceeds of the Collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

         12.8 Injunctive Relief; Punitive Damages.

          (a) The Borrowers recognize that, in the event the Borrowers fail to perform, observe or discharge any of their obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Borrowers agree that the Lenders, at the Lenders' option, shall be entitled to seek and pursue all available equitable relief, including, but not limited to, temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

          (b) The Agents, Lenders and Borrowers (on their own behalf and on behalf of their Subsidiaries) hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially.

          (c) The parties agree that they shall not have a remedy of punitive or exemplary damages against any other party in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

         12.9 Accounting Matters. All financial and accounting calculations, measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by the Borrowers or any Subsidiary thereof to determine compliance with any covenant contained herein, shall, except as otherwise expressly contemplated hereby or unless there is an express written direction by the Collateral Agent to the contrary agreed to by the Borrowers, be performed in accordance with GAAP as in effect on the Closing Date. In the event that changes in GAAP shall be mandated by the Financial Accounting Standards Board, or any similar accounting body of comparable standing, or shall be recommended by the Borrowers' certified public accountants, to the extent that such changes would modify such accounting terms or the interpretation or computation thereof, such changes shall be followed in defining such accounting terms only from and after the date the Borrowers and the Lenders shall have amended this Agreement to the extent necessary to reflect any such changes in the Financial Covenants and other terms and conditions of this Agreement.

         12.10 Successors and Assigns; Participations.

          (a) Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Agents and the Lenders, all future holders of the Notes, and their respective successors and assigns. Notwithstanding the foregoing, the Borrowers shall not assign or transfer any of their rights or obligations under this Agreement without the prior written consent of each Lender except in connection with a merger or consolidation of two or more Borrowers with WHI surviving.

          (b) Assignment by Lenders. Each Lender may, with the consent of the Borrowers (so long as no Default or Event of Default has occurred and is continuing) and the consent of the Administrative Agent, which consents shall not be unreasonably withheld, assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of the Extensions of Credit at the time owing to it and the Notes held by it); provided that:

               (1)  each  such  assignment  shall  be of a  constant,  and not a
          varying,   percentage  of  all  the  assigning   Lender's  rights  and
          obligations under this Agreement;

               (2) if less than all of the assigning Lender's Commitment is to be assigned, the Commitment so assigned shall not be less than $10,000,000;

               (3) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance in the form of Exhibit "P" attached hereto (an "Assignment and Acceptance"), together with any Note or Notes subject to such assignment;

               (4) such assignment shall not, without the consent of the Borrowers, require any Borrower to file a registration statement with the Securities and Exchange Commission or apply to or qualify the Loans or the Notes under the blue sky laws of any state; and

               (5) the assigning Lender shall pay to the Administrative Agent an assignment fee of $3,000 upon the execution by such Lender of the Assignment and Acceptance; provided that no such fee shall be payable upon any assignment by a Lender to an Affiliate thereof or by a Lender to another Lender hereunder.

Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereby and (B) the Lender thereunder shall, to the extent provided in such assignment, be released from obligations thereafter arising under this Agreement.

          (c) Rights and Duties Upon Assignment. By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as set forth in such Assignment and Acceptance.

          (d) Register. The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the amount of the Extensions of Credit with respect to each Lender from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e) Issuance of New Notes. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Eligible Assignee together with any Note or Notes subject to such assignment and the written consent to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is substantially in the form of Exhibit "P":

               (1) accept such Assignment and Acceptance;

               (2) record the information contained therein in the Register;

               (3) give prompt notice thereof to the Lenders and the Borrowers; and

               (4) promptly deliver a copy of such Assignment and Acceptance to the Borrowers.

Within five (5) Business Days after receipt of notice, the Borrowers shall execute and deliver to the Administrative Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of such Eligible Assignee in amounts equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and a new Note or Notes to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder, if any. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes delivered to the assigning Lender. Each surrendered Note or Notes shall be canceled and returned to the Borrowers.

          (f) Participations. Except as may be set forth above, no Lender may sell further participations in the Credit Facility.

          (g) Disclosure of Information, Confidentially. The Agents and the Lenders shall hold all non-public information with respect to the Borrowers obtained pursuant to the Loan Documents in accordance with Applicable Law and their customary procedures for handling confidential information. Any Lender may, in connection with any assignment or proposed assignment pursuant to this Section 12.10, disclose to an Eligible Assignee, any information relating to any Borrower furnished to such Lender by or on behalf of the Borrowers; provided that prior to any such disclosure, each such assignee or proposed assignee shall agree with the Borrowers or such Lender to preserve the confidentiality of any confidential information relating to the Borrowers received from such Lender.

          (h) Certain Pledges or Assignment. Nothing herein shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with Applicable Law.

         12.11 Amendments, Waivers and Consents. Except as set forth below, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrowers; provided that no amendment, waiver or consent shall:

          (a) (i) increase the Revolving Credit Commitment of any Lender, (ii) reduce the rate of, or forgive any, interest or fees payable on any Revolving Loan or Reimbursement Obligation, (iii) reduce or forgive the principal amount of any Revolving Loan or Reimbursement Obligation, (iv) extend the originally scheduled time or times of payment of the principal of any Revolving Loan or Reimbursement Obligation or any fee or commission with respect thereto except in accordance with this Agreement, (v) permit any subordination of the principal or interest on, or any Lien securing, any Revolving Loan or Reimbursement Obligation, or (vi) extend the time of the obligation of the Lenders to make or issue or participate in Letters of Credit without the written consent of each Lender holding Revolving Loans or a Revolving Credit Commitment except in accordance with this Agreement;

          (b) (i) increase the Term Loan Commitment of any Lender, (ii) reduce the rate of, or forgive any, interest or fees payable on the Term Loan,
     (iii) reduce or forgive the principal amount of the Term Loan, (iv) permit any subordination of the principal or interest on, or any Lien securing, the Term Loan, or (v) extend the originally scheduled time or times of payment of the principal of the Term Loan except in accordance with this Agreement or the time or times of payment of interest on the Term Loan or any fee or commission with respect thereto, in any case, without the written consent of each Lender holding a portion of the Term Loan or a Term Loan Commitment; or

          (c) release or subordinate any material portion of the Borrowing Base Assets or release or subordinate any Mortgage (other than as specifically permitted in this Agreement or the applicable Mortgage); amend the definition of Revolving Loan Borrowing Limit or any constituent definitions therein; amend the list of Events of

     Default in Section 10.1; amend the Financial Covenants in Sections 9.3 or 9.4; or amend the provisions of this Section 12.11 or the definition of Required Lenders without the prior written consent of each Lender.

In addition, no amendment, waiver or consent to the provisions of (a) Article XI or any Mortgage shall be made without the written consent of the Collateral Agent and (b) Article III without the written consent of the Issuing Lender.

         12.12 Performance of Duties. The obligations of the Borrowers under this Agreement and each of the Loan Documents shall be performed by the Borrowers at their sole cost and expense except as expressly provided otherwise in this Agreement.

         12.13 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Agents and any Persons designated by any Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or the Credit Facility has not been terminated.

         12.14 Survival of Indemnities. Notwithstanding any termination of this Agreement, the indemnities to which the Agents and the Lenders are entitled under the provisions of this Agreement and the Loan Documents shall continue in full force and effect and shall protect the Agents and the Lenders against events arising after such termination as well as before except to the extent expressly provided otherwise herein or therein or limited by Applicable Law.

         12.15 Titles and Captions. Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

         12.16 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         12.17 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

         12.18 Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full. The Collateral Agent is hereby permitted to partially release Liens as expressly provided in this Agreement and in the Mortgages and to release fully all Liens on the Collateral in favor of the Collateral Agent, for the ratable benefit of the Collateral Agent and the Lenders, upon repayment of the outstanding principal of and all accrued interest on the Loans, payment of all outstanding fees and expenses hereunder and the termination of the Lenders' Commitments. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.

         12.19 WHI as Agent for Borrowers; Obligations Joint and Several; Contributions and Indemnity.

          (a) The Borrowers hereby irrevocably appoints and authorize WHI (i) to provide the Agents with all notices with respect to Loans and Letters of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement, and (ii) to take such action on behalf of the Borrowers as WHI deems appropriate on their behalf to obtain Loans and Letters of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement.

          (b) All of the Borrowers shall be jointly and severally liable for the Obligations, however incurred. References to the Borrowers with respect to the Obligations or any portion thereof shall mean each Borrower on a joint and several basis.

          (c) To the extent any Borrower is required, by reason of its Obligations hereunder, to pay to the Agents and the Lenders an amount greater than the amount of Loans or L/C Obligations actually made available to or for the account of such Borrower, such Borrower shall have an enforceable right of contribution against the remaining Borrowers, and each remaining Borrower shall be severally liable for such contribution to the paying Borrower to the extent of the amount of Loans or L/C Obligations actually made available to or for the account of such remaining Borrower. Subject only to the subordination provided in the following subsection (f), such Borrower further shall be subrogated to any and all rights of the Agents and the Lenders against the remaining Borrowers to the extent of such excess payment.

          (d) To the extent that any Borrower would, but for the operation of this Section 12.19 and by reason of its Obligations hereunder or its obligations to other Borrower under this Section 12.19, be rendered insolvent for any purpose under Applicable Law, each of the Borrowers hereby agrees to indemnify such Borrower in an amount at least equal to the amount necessary to prevent such Borrower from having been rendered insolvent by reason of the incurring of any such obligations.

          (e) To the extent that any Borrower would, but for the operation of this Section 12.19 and by reason of its Obligations hereunder or its obligations to other Borrower under the foregoing subsections (c) and (d) above, such Borrower shall, in turn, have rights of contribution and indemnity, to the full extent provided in the foregoing subsections (c) and
     (d) above, against the remaining Borrowers, such that all Obligations of all of the Borrowers hereunder and under this Section 12.1 shall be allocated in a manner such that no Borrower shall be rendered insolvent for any purpose under Applicable Law by reason of its incurring of such obligations.

          (f) The rights of any Borrower to contribution, subrogation and indemnity under this Section 12.19 or under Applicable Law shall in all events and all respects be subject and subordinate to the rights of the Agents and the Lenders under this Agreement and subject to the prior full, final and indefeasible payment to the Agents and the Lenders of all Obligations and no such right may be exercised until all of such Obligations have been fully, finally and indefeasibly paid and such payments are in no event subject to avoidance under Title 11 of the United States Code or any other Applicable Law.

         12.20 Time is of the Essence. The parties to this Agreement agree that time is of the essence to the performance of the Borrowers' obligations described herein.

         12.21 Brokerage. No Lender shall be required to pay any brokerage fees, finder's fees or commissions arising from the Credit Facility as a result of any Borrower's actions, and the Borrowers agree to indemnify and hold the Lenders harmless against any and all expenses, damages, liabilities and costs resulting from claims in connection therewith arising by reason of any Borrower's actions, including payment of the Lenders' attorneys' fees and expenses.

         12.22 Public Notice. The Administrative Agent may, at its expense publish a notice setting forth the Lenders' financing of the Borrowing Base Assets.

         12.23 Entire Agreement. This Agreement together with the other Loan Documents constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and replaces in their entirety all prior agreements between the parties with respect to the subject matter hereof.

         12.24 Inconsistencies with Other Documents; Covenants. In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control; provided that any provision of the Mortgages that imposes additional burdens on any Borrower or further restricts the rights of any Borrower or gives the Agents or Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect.

         12.25 List of Deliveries to be Submitted at the Request of an Agent and Deliveries to be Made to All Agents and Lenders Simultaneously. Pursuant to several Sections of this Agreement, the Borrowers are required to submit various types of information to the Agents upon request. For the convenience of the parties, attached to this Agreement as Exhibit "Q" is a list of information that the Borrowers may from time to time be requested to submit. In the event of an inconsistency between the main text of this Agreement and Exhibit "Q", the main text of this Agreement will control. Pursuant to several Sections of this Agreement, the Borrowers are required to submit various types of information to either or both Agents from time to time. Notwithstanding anything in this Agreement to the contrary, the Borrowers agree to submit each of the deliveries so designated on Exhibit "Q" to each of the Agents and Lenders simultaneously in order to facilitate prompt and timely review by the Agents and Lenders.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

ATTEST:                             BORROWERS:

                                    WASHINGTON HOMES, INC.,
                                    WESTMINSTER HOMES (CHARLOTTE), INC.,
                                    THE SOUTHAMPTON CORPORATION,
                                    WASHINGTON HOMES, INC., OF VIRGINIA,
                                    DESIGNED CONTRACTS, INC.,
                                    HOUSING-HOME SALES, INC.
                                    and
                                    CONDOMINIUM COMMUNITY
                                    (QUAIL RUN), INC.
                                    CONDOMINIUM COMMUNITY
                                    (LARGO TOWN), INC.,
                                    ALL SEASONS, INC.,
                                    CONSULTANTS CORPORATION,
                                    WESTMINSTER HOMES OF TENNESSEE, INC.,
                                    WESTMINSTER HOMES, INC.,
                                    PRESTON GRANDE HOMES, INC.,
                                    WH PROPERTIES, INC.


_________________________________   By:  _________________________________(SEAL)
Name:                                    Name:
Title:                                   Title:
                                         of each of the foregoing
                                         corporations

WITNESS:                            COLLATERAL AGENT AND LENDER:
                                    FIRST UNION NATIONAL BANK



_________________________________   By:  _________________________________(SEAL)
                                         Name:
                                         Title:

WITNESS:                            ADMINISTRATIVE AGENT AND ARRANGER:
                                    FIRST UNION CAPITAL MARKETS CORP.



_________________________________   By:  _________________________________(SEAL)
                                         Name:
                                         Title:

                                    LENDERS:
                                    AMSOUTH BANK



_________________________________   By:  _________________________________(SEAL)
                                         Name:
                                         Title:

                                    GUARANTY FEDERAL BANK



_________________________________   By:  _________________________________(SEAL)
                                         Name:
                                         Title:

                                    NATIONAL CITY BANK



_________________________________   By:  _________________________________(SEAL)
                                         Name:
                                         Title:

                                    COMERICA BANK



_________________________________   By:  _________________________________(SEAL)
                                         Name:
                                         Title:

                                    PROVIDENT BANK OF MARYLAND



_________________________________   By:  _________________________________(SEAL)
                                         Name:
                                         Title: